UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Rachel A. Spearo
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-5384
Registrant's telephone number, including area code

Date of fiscal year end: February 28, 2014

Date of reporting period:  February 28, 2014

Item 1. Reports to Stockholders.

Annual Report

February 28, 2014

Aurora Horizons Fund

Class A
AHFAX

Class C
AHFCX

Class Y
AHFYX

Investment Adviser

Aurora Investment Management L.L.C.
300 North LaSalle Street, 52nd Floor
Chicago, Illinois  60654

Phone: 1-800-443-2862

Table of Contents

LETTER TO SHAREHOLDERS	3

EXPENSE EXAMPLE	7

INVESTMENT HIGHLIGHTS	9

CONSOLIDATED SCHEDULE OF INVESTMENTS	12

CONSOLIDATED SCHEDULE OF SECURITIES SOLD SHORT	32

CONSOLIDATED SCHEDULE OF OPTIONS WRITTEN	36

CONSOLIDATED SCHEDULE OF OPEN FUTURES CONTRACTS	41

CONSOLIDATED SCHEDULE OF OPEN FORWARD CURRENCY
CONTRACTS	43

CONSOLIDATED SCHEDULE OF TOTAL RETURN SWAPS	45

CONSOLIDATED SCHEDULE OF CREDIT DEFAULT SWAPS	46

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES	48

CONSOLIDATED STATEMENT OF OPERATIONS	50

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS	51

CONSOLIDATED FINANCIAL HIGHLIGHTS	52

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS	55

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	73

BASIS FOR TRUSTEES’ APPROVAL OF

SUB-ADVISORY AGREEMENTS	74

NOTICE OF PRIVACY POLICY & PRACTICES	77

ADDITIONAL INFORMATION	78

Letter from the President

Dear Shareholder:

Thank you for your investment in Aurora Horizons Fund (the “Fund”).  The enclosed annual shareholder report includes a portfolio commentary, a listing of the Fund’s investments, and the Fund’s audited financial statements for the 11 months ended February 28, 2014.

We are pleased with the results of the Fund and believe the Fund is well-positioned to deliver its investment goal of preserving capital while generating consistent long-term capital growth with moderate volatility and moderate directional exposure to global equity and bond markets.

As the Fund’s investment adviser, Aurora remains focused on identifying, vetting, and engaging talented sub-advisers whose dynamic and thoughtful approach to portfolio management allows them to capitalize from the ever-changing investing environment.  Looking ahead, we believe that prudent risk-taking will be rewarded and well-diversified portfolios can achieve realistic investment goals.  Our focus on managing downside risk remains paramount and our sub-advisers continue to search for return-enhancing opportunities across and within asset classes, dynamically managing their portfolios to achieve desired outcomes for our investors.

The enclosed report summarizes the Fund’s performance for the 11 months ended February 28, 2014.  For more current information, including daily fund prices and monthly return figures, please visit AuroraHorizons.com.

Sincerely,

Scott C. Schweighauser
President, Aurora Investment Management L.L.C.
Portfolio Manager, Aurora Horizons Fund

PORTFOLIO COMMENTARY

Market Conditions

Since the Fund’s inception on March 27, 2013, the global economy has experienced modest expansion.  One of the major influences on global economic growth and market activity was the United States economy, which was supported by a strengthening housing recovery, low interest rates, rising consumer and business spending, an improving employment picture, and a continuation of the U.S. Federal Reserve’s stimulus plan.

Europe continued to stabilize in the aftermath of a debt crisis and weathered several setbacks that included a messy and largely inconclusive Italian general election, a political crisis in Portugal, and weak economic growth.  In Japan, corporate earnings and share prices generally benefited from the aggressive monetary and fiscal policies and the downward pressure that the Bank of Japan placed on the Yen.  Emerging markets’ growth generally slowed as rising inflation and softer commodity prices weighed on those economies.  China averted a sharp decline, at least temporarily, as central planners have steered its economy to a soft landing through a modest slowdown.

Against this backdrop, stocks outperformed bonds across the globe.  The S&P 500® Index appreciated more than 21% and the MSCI World Index (a measure of developed market equity performance) rose more than 20% from the Fund’s inception through the period ended February 28, 2014.  Stock markets in developed nations significantly outpaced those in emerging markets.  International stocks in developed markets lagged in comparison to the U.S., but still had good results with Japan being the standout.  Bond markets experienced volatility with some sectors posting losses.  Real assets, especially gold, suffered during the period as did commodities, which faced many macroeconomic-related market headwinds.

Performance Results

Since Fund launch on March 27, 2013, through the period ended February 28, 2014, Class Y shares returned +5.10% at net asset value, meeting our objective of generating capital growth with moderate volatility.  For comparison, the HFRI Fund of Funds Index returned +6.73% since April 1, 2013 (monthly index).  Since inception, the Fund has a daily annualized volatility of 3.89% which is consistent with our risk management objectives and significantly less than the typical volatility of stocks.

Explanation of Fund Performance

The Fund currently allocates its assets to ten sub-advisers across a variety of investment strategies including Long/Short Equities, Event-Driven, Long/Short Credit, Macro, and Short-Biased.  Each sub-adviser executes a unique investment approach that is a component part of the Fund’s broader objective of generating consistent long-term returns.

For the period ended February 28, 2014, Fund performance was led by Event-Driven and Long/Short Equities which contributed 3.5% and 3.3%, respectively.  Long/Short Credit was also positive, contributing 0.5%, while Macro detracted -1.0% and Short-Biased lost -1.1%.

With macro concerns fading to the background and volatility at low levels, corporate event activity has increased.  Management teams exhibited greater receptivity to enhancing shareholder value through acquisitions, divestitures, and buybacks.  This trend created a fertile environment for our Event-Driven sub-advisers on a couple of fronts.  First, an activist approach of engaging with management produced positive outcomes for some of the Fund’s positions.  Additionally, many corporate events are leading to improved company and industry fundamentals, and, consequently, better forecasted earnings.  For example, consolidation in the car rental industry resulted in more favorable pricing trends and profitability for the larger players, a source of profits for the Fund.

With investors less concerned about U.S. election cycles or the potential for a government shutdown than in years past, they have refocused on bottom-up fundamental analysis.  As a result, we observed a decline in the S&P 500’s 30-day realized intra-stock correlation from 35.4% on March 31, 2013 to 27.7% on February 28, 2014.  Lower intra-stock correlation implies that stocks are moving more independently of each other, presenting a favorable backdrop for our Long/Short Equities sub-advisers.  With this improved environment, profitable themes included the growth of emerging internet businesses and a restructuring in the insurance industry.

Our Long/Short Credit strategy gained from tactical trading and credit spread contraction.  However, returns were muted due to the fixed income market’s volatility related to the U.S. Federal Reserve’s plan for reducing its asset purchase plan.  Our sub-advisers, while impacted by the increased volatility, managed to dampen the impact through holdings in low duration bank loans and the use of interest rate hedges.  One of the top credit positions was a natural resources company that announced plans to enter into a joint venture that will reduce its balance sheet leverage.

The Macro strategy was challenged during the period, due primarily to a lack of sustainable market trends.  Our sub-adviser’s systematic approach to identifying and profiting from persistent market moves faced headwinds related to choppiness in interest rate and energy markets.  Additionally, while equity exposure was positive for the period, active management of this exposure in response to uncertainty in U.S. interest rate policy and emerging markets growth concerns limited participation in the rally.

Finally, our Short-Biased strategy detracted in a period that was unfavorable for being net short the equity market.  The rapid appreciation of biotechnology companies (Nasdaq Biotech +68% since Fund inception) was particularly difficult for the Fund.  Share prices for these companies moved higher for a variety of reasons including improved outlook for their drugs, investor demand for idiosyncratic growth stories, and takeover speculation from larger pharmaceutical companies.  The impact from the options component of the strategy was minimal as these positions were added later in the year.

Outlook

After a long period of moving in tandem, many of the world’s major economies and markets are showing signs of decoupling.  Decoupling can provide active managers with the opportunity to add value through security selection.

The landscape for security selection strategies first began to improve when central banks across the globe showed unwavering commitment to stabilize financial markets during the summer of 2012.  Actions taken by the U.S. Federal Reserve in 2013 to begin tapering the practice called quantitative easing, seen largely as a sign of economic stability, now has fostered a more normally-behaving market environment in which investors can focus more on individual company fundamentals than daily macro headlines.  As we enter the sixth year after the global financial crisis, the world’s economy continues to stabilize.  The International Monetary Fund recently raised its global economic growth outlook for 2014 to 3.7%, with expansion expected to be fueled by U.S., Eurozone, and Japanese growth.

In the U.S., less-levered consumers, strong corporate balance sheets, a healing housing market, an improving employment outlook, and lower energy prices should support more vibrant economic growth.  For many other developed economies, including Europe and Japan, signs of stability can be seen on a variety of fronts.  The advances may be gradual and non-linear, but they reinforce the viability and potential strength of the world’s largest developed economies.  Of course, the U.S., Europe, and Japan all face significant political and economic challenges, and they are not all recovering from the financial crisis at the same pace.  In addition, questions still remain about China, which faces challenges in the wake of monetary tightness and an economy that needs to transition to more domestic-focused consumption.

Overall, we see a reduction in the presence of extreme risks to the global economy.  This provides a more stable and positive backdrop for the global economy in 2014, with the prospect of economic data continuing to improve throughout the year.  We believe that the global economy will continue to recover, albeit it on a moderate basis.  That said, investors need to be prepared for markets to experience episodic bursts of volatility.

As economies grow at uneven rates and technological changes take root, we expect winners and losers to emerge among and across industries, leading to attractive long and short opportunities.  Against this backdrop, we are particularly constructive on alpha-generative strategies – Long/Short Equities, Event-Driven, Long/Short Credit – that can take advantage of increased corporate activity and continued dispersion in company fundamentals and security prices.  Additionally, as part of building a resilient portfolio, we believe the Fund’s diversifying strategies – Macro, Short-Biased – provide the appropriate complement to achieving our investment goals.

As we consider the current investment landscape and the opportunities that exist, we are focused on trends in fixed income securities and observe that we may be on the cusp of a paradigm shift in which investors no longer can rely on the tailwind of falling bond yields to stabilize their portfolios.  In the absence of that tailwind, investors will need to seek a durable substitute.  It is our belief that allocating to dynamic and diversifying hedge fund strategies that have historically exhibited low correlation to traditional bond markets and provide downside protection during market drawdowns can fill that void.

AURORA HORIZONS FUND
Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period (9/1/2013 – 2/28/2014).

Actual Expenses

The first lines of the following tables provide information about actual account values and actual expenses.  If you purchase Class A shares of the Fund you will pay an initial sales charge of up to 5.75% when you invest.  Class A shares are also subject to a contingent deferred sales charge of 1.00% for purchases of $1,000,000 or more that are redeemed within eighteen months of purchase.  A 1.00% contingent deferred sales charge is imposed on Class C shares redeemed  within twelve months of purchase.  In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of exchange-traded funds or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example.  The example includes, but is not limited to, management fees, fund administration and accounting, custody and transfer agent fees.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line

AURORA HORIZONS FUND
Expense Example (Continued)
(Unaudited)

of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Class A
			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	September 1, 2013 –
	September 1, 2013	February 28, 2014	February 28, 2014*
Actual**	$1,000.00	$1,055.30	$15.29
Hypothetical (5% return
before expenses)***	$1,000.00	$1,009.92	$14.95

*	Expenses are equal to the Class A shares annualized expense ratio of 3.00%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the period since inception.
**	Excluding dividends on short positions and interest expense, your actual cost of investing in the Fund would be $13.81.
***	Excluding dividends on short positions and interest expense, your hypothetical cost of investing in the Fund would be $13.51.

	Class C
			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	September 1, 2013 –
	September 1, 2013	February 28, 2014	February 28, 2014*
Actual**	$1,000.00	$1,050.40	$19.06
Hypothetical (5% return
before expenses)***	$1,000.00	$1,006.20	$18.65

*	Expenses are equal to the Class C shares annualized expense ratio of 3.75%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the period since inception.
**	Excluding dividends on short positions and interest expense, your actual cost of investing in the Fund would be $17.59.
***	Excluding dividends on short positions and interest expense, your hypothetical cost of investing in the Fund would be $17.22.

	Class Y
			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	September 1, 2013 –
	September 1, 2013	February 28, 2014	February 28, 2014*
Actual**	$1,000.00	$1,055.20	$14.01
Hypothetical (5% return
before expenses)***	$1,000.00	$1,011.16	$13.71

*	Expenses are equal to the Class Y shares annualized expense ratio of 2.75%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the period since inception.
**	Excluding dividends on short positions and interest expense, your actual cost of investing in the Fund would be $12.54.
***	Excluding dividends on short positions and interest expense, your hypothetical cost of investing in the Fund would be $12.28.

AURORA HORIZONS FUND
Investment Highlights
(Unaudited)

The Fund seeks to preserve capital while generating consistent long-term capital growth with moderate volatility and moderate directional exposure to global equity and bond markets.  The Adviser seeks to achieve the Fund’s investment objective by allocating its assets primarily among a select group of experienced sub-advisers (each, a “Sub-Adviser”) who implement a number of different alternative investment strategies and invest in a variety of markets.  The Adviser is responsible for identifying and researching potential Sub-Advisers, monitoring the performance of the Sub-Advisers and allocating and reallocating the Fund’s assets among Sub-Advisers.  The identity and number of Sub-Advisers and the Adviser’s allocation of Fund assets among them will change over time.  As of February 28, 2014 the Fund had 21.50% foreign concentration for long securities.  The allocation of portfolio holdings as of February 28, 2014 is as follows:

Allocation of Portfolio Holdings
(as a percentage of net assets)

*Valued at the net unrealized appreciation (depreciation).

AURORA HORIZONS FUND
Investment Highlights (Continued)
(Unaudited)

Total Returns as of February 28, 2014(1)
Since Inception
(3/27/13)
Aurora Horizons Fund
Class A (with sales charge)	(1.04)%
Class A (without sales charge)	5.00%
Class C (with sales charge)	3.20%
Class C (without sales charge)	4.20%
Class Y	5.10%
S&P 500® Total Return Index	21.33%
HFRI Fund of Funds Composite Index	6.73%

(1)
With sales charge returns reflect the deduction of the current maximum initial sales charge of 5.75% for Class A and the applicable contingent deferred sales charge for Class C.  Returns without sales charges do not reflect the current maximum sales charges.  Had the sales charges been included, the returns would have been lower.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling 1-800-443-2862.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The following graph illustrates performance of a hypothetical investment made in the Fund and certain broad-based securities indices on the Fund’s inception date. The performance for Class Y shares does not reflect any sales charges. The graph does not reflect any future performance.

The S&P 500 Total Return Index is a broad-based measurement of changes in stock market conditions based on a capitalization-weighted average of 500 leading companies representing all major industries in the U.S. economy.  It is not possible to invest directly in an index.

HFRI Fund of Funds Composite Index is an unmanaged, equally-weighted hedge fund index including over 800 domestic and offshore funds of funds.  Funds included within the index either have at least $50 million in assets under management or have been actively trading for at least twelve (12) months.  Performance information is submitted by the funds of funds to the index provider, which does not audit the information submitted.  The index is rebalanced monthly.  Performance data is net of all fees charged by the hedge funds.  Index returns are calculated three times each month and are subject to periodic recalculation by Hedge Fund Research, Inc.  The Fund does not expect to update the index returns provided if subsequent recalculations cause such returns to change.  In addition, because of these recalculations, the HFRI Index returns reported by the Fund may differ from the index returns for the same period published by others.

AURORA HORIZONS FUND
Investment Highlights (Continued)
(Unaudited)

Growth of $100,000 Investment(1)

(1)	The minimum investment for Class A and Class C is $2,500.
(2)	Inception date.
(3)	Reflects 5.75% initial sales charge.
(4)	Data for the HFRI Fund of Funds Composite Index is only available for monthly periods; therefore this chart reflects growth for the period beginning March 31, 2013.

AURORA HORIZONS FUND

Consolidated Schedule of Investments

February 28, 2014

	Shares	Value
COMMON STOCKS – 57.84%

Aerospace & Defense – 2.78%
Boeing Co. (e)(g)	5,595	$721,307
General Dynamics Corp.	6,300	690,102
Lockheed Martin Corp. (e)	1,100	178,530
MTU Aero Engines AG (a)	5,883	494,852
Northrop Grumman Corp.	1,200	145,236
Precision Castparts Corp.	2,500	644,700
Safran SA (a)	7,839	551,937
Triumph Group, Inc.	11,876	774,315
Zodiac Aerospace (a)	21,630	763,863
		4,964,842
Air Freight & Logistics – 0.36%
Expeditors International of Washington, Inc. (g)	9,820	387,988
United Parcel Service, Inc. (g)	2,620	250,918
		638,906
Airlines – 0.37%
American Airlines Group, Inc. (b)	14,569	538,033
Delta Air Lines, Inc.	800	26,568
Southwest Airlines Co.	3,100	69,564
United Continental Holdings, Inc. (b)	400	17,984
		652,149
Auto Components – 1.66%
Cooper Tire & Rubber Co.	33,656	839,044
Faurecia (a)(b)	10,646	474,344
Goodyear Tire & Rubber Co.	38,629	1,037,961
Koito Manufacturing Co. Ltd. (a)	29,000	547,401
Lear Corp.	800	64,960
		2,963,710
Automobiles – 0.35%
General Motors Co. (b)(g)	17,114	619,527

Banks – 1.12%
CIT Group, Inc.	3,400	165,512
Danske Bank A/S (a)	39,494	1,046,063
Regions Financial Corp.	8,600	91,504
Wells Fargo & Co. (g)	15,025	697,461
		2,000,540

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Schedule of Investments (Continued)

February 28, 2014

	Shares	Value
COMMON STOCKS – 57.84% (Continued)

Beverages – 0.88%
Beam, Inc.	14,338	$1,189,480
Coca-Cola Co. (g)	10,190	389,258
		1,578,738
Capital Markets – 1.08%
Bank of New York Mellon Corp. (g)	20,135	644,320
Franklin Resources, Inc. (g)	7,205	383,666
GAM Holding AG (a)	45,090	797,214
Goldman Sachs Group, Inc.	475	79,064
Waddell & Reed Financial, Inc.	300	20,910
		1,925,174
Chemicals – 3.92%
Agrium, Inc. (a)	600	55,368
Air Products & Chemicals, Inc.	12,650	1,534,698
Air Water, Inc. (a)	54,000	799,627
Akzo Nobel NV (a)	9,507	787,482
Ashland, Inc.	7,615	718,628
Axiall Corp.	8,907	360,466
CF Industries Holdings, Inc.	1,064	266,958
Cytec Industries, Inc.	6,362	602,290
Koninklijke DSM NV (a)	11,555	738,376
Kuraray Co. Ltd. (a)	50,200	561,340
LyondellBasell Industries NV (a)	500	44,040
Taminco Corp. (b)	22,954	521,515
		6,990,788
Commercial Services & Supplies – 1.42%
ADT Corp.	4,000	122,840
Secom Co. Ltd. (a)	12,500	704,653
Serco Group PLC (a)	104,749	807,745
Tyco International Ltd. (a)	21,355	900,754
		2,535,992
Construction & Engineering – 0.35%
Quanta Services, Inc. (b)	18,000	633,780

Consumer Finance – 0.64%
American Express Co. (g)	5,095	465,072
SLM Corp. (e)	28,300	677,502
		1,142,574

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Schedule of Investments (Continued)

February 28, 2014

	Shares	Value
COMMON STOCKS – 57.84% (Continued)

Containers & Packaging – 1.14%
Owens-Illinois, Inc. (b)(e)	56,828	$1,927,606
Packaging Corp. of America	1,600	116,624
		2,044,230
Diversified Consumer Services – 0.11%
Bridgepoint Education, Inc. (b)	6,570	126,735
Weight Watchers International, Inc. (g)	2,950	62,717
		189,452
Diversified Financial Services – 3.35%
ASX Ltd. (a)	23,369	783,249
Bank Of America Corp. (g)	44,070	728,477
Berkshire Hathaway, Inc. – Class B (b)(e)(g)	10,070	1,165,905
Far East Horizon Ltd. (a)	1,062,255	766,521
ING Groep NV (a)(b)	53,939	786,958
IntercontinentalExchange Group, Inc.	1,700	355,028
JPMorgan Chase & Co. (g)	13,545	769,627
Leucadia National Corp. (e)	22,375	625,157
		5,980,922
Diversified Telecommunication Services – 0.72%
Singapore Telecommunications Ltd. (a)	273,000	775,293
Verizon Communications, Inc.	10,788	513,295
		1,288,588
Electric Utilities – 1.20%
American Electric Power Co., Inc.	13,300	667,660
Endesa SA (a)	25,092	825,340
Exelon Corp.	21,200	644,692
		2,137,692
Electrical Equipment – 0.66%
ABB Ltd. (a)	30,634	783,352
General Cable Corp.	12,724	391,645
		1,174,997
Electronic Equipment, Instruments & Components – 1.58%
Avnet, Inc.	2,300	100,119
Corning, Inc. (g)	27,345	526,938

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Schedule of Investments (Continued)

February 28, 2014
	Shares	Value
COMMON STOCKS – 57.84% (Continued)

Electronic Equipment,
Instruments & Components – 1.58% (Continued)
Harman International Industries, Inc. (e)	20,942	$2,193,256
		2,820,313
Energy Equipment & Services – 4.90%
Baker Hughes, Inc. (e)	39,805	2,518,860
Cameron International Corp. (b)(e)	22,625	1,449,358
Ensco PLC (a)	10,865	572,151
John Wood Group PLC (a)	32,779	418,808
Nabors Industries Ltd (a)	750	17,265
National Oilwell Varco, Inc.	4,600	354,384
Oil States International, Inc. (b)(e)	17,257	1,638,034
Subsea 7 SA (a)	19,396	370,017
Technip SA (a)	7,673	753,977
Weatherford International Ltd. (a)(b)	39,000	650,130
		8,742,984
Food & Staples Retailing – 1.91%
CVS Caremark Corp. (e)(g)	10,690	781,866
Walgreen Co. (g)	28,005	1,902,940
Wal-Mart Stores, Inc. (e)(g)	9,820	733,554
		3,418,360
Food Products – 1.80%
Archer-Daniels-Midland Co.	3,700	150,220
Aryzta AG (a)	9,754	814,035
Kerry Group PLC (a)	11,043	834,230
Mondelez International, Inc.	19,500	663,585
Nutreco NV (a)	16,719	761,203
		3,223,273
Health Care Equipment & Supplies – 0.55%
Abbott Laboratories (g)	5,220	207,652
BioMerieux (a)	7,295	775,335
		982,987
Health Care Providers & Services – 1.51%
Aetna, Inc.	2,100	152,691
Fresenius SE & KGaA (a)	4,840	752,242
HCA Holdings, Inc. (b)	1,200	61,440

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Schedule of Investments (Continued)

February 28, 2014

	Shares	Value
COMMON STOCKS – 57.84% (Continued)
Health Care Providers & Services – 1.51% (Continued)
Sonic Healthcare Ltd. (a)	51,881	$804,159
UDG Healthcare PLC (a)	122,876	760,285
WellPoint, Inc. (e)	1,800	163,062
		2,693,879
Hotels, Restaurants & Leisure – 0.90%
Compass Group PLC (a)	45,891	725,812
Hotel Shilla Co. Ltd. (a)	9,405	733,899
Melco Crown Entertainment Ltd. – ADR (a)(b)	3,500	150,220
		1,609,931
Household Durables – 0.60%
Jarden Corp. (b)	8,700	534,789
Mohawk Industries, Inc. (b)	3,700	523,661
Whirlpool Corp.	100	14,463
		1,072,913
Industrial Conglomerates – 1.57%
Danaher Corp.	8,700	665,463
DCC PLC (a)	15,608	826,687
First Pacific Co. Ltd. (a)	788,581	781,412
ThyssenKrupp Ag (a)(b)	19,174	522,966
		2,796,528
Insurance – 1.00%
Ambac Financial Group, Inc. (b)	5,088	175,841
American International Group, Inc. (g)	16,900	841,113
Hartford Financial Services Group, Inc. (e)	18,800	661,572
MetLife, Inc.	600	30,402
Prudential Financial, Inc.	900	76,122
		1,785,050
Internet Software & Services – 1.06%
Equinix, Inc. (b)(e)	3,500	664,860
Google, Inc. (b)(g)	370	449,791
Open Text Corp. (a)	15,186	774,317
		1,888,968

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Schedule of Investments (Continued)

February 28, 2014

	Shares	Value
COMMON STOCKS – 57.84% (Continued)

IT Services – 2.07%
Accenture PLC (a)(e)(g)	8,325	$693,889
AtoS (a)	6,651	646,758
International Business Machines Corp. (g)	4,720	874,002
Itochu Techno-Solutions Corp. (a)	14,300	662,518
Nomura Research Institute Ltd. (a)	23,600	772,212
Western Union Co.	3,100	51,863
		3,701,242
Life Sciences Tools & Services – 0.14%
Thermo Fisher Scientific, Inc.	2,000	249,080

Machinery – 1.42%
Colfax Corp. (b)(e)	8,900	633,057
Kurita Water Industries Ltd. (a)	18,500	390,469
Sulzer Ag (a)	3,251	460,204
Volvo AB (a)	52,133	784,639
Wartsila OYJ Abp (a)	4,419	261,244
		2,529,613
Media – 3.32%
Comcast Corp.	11,084	572,932
DIRECTV (b)(g)	9,695	752,332
DISH Network Corp. (b)(e)	27,594	1,623,631
Liberty Global PLC – Series A (a)(b)	3,018	261,208
Liberty Global PLC – Series C (a)(b)	2,293	194,125
Time Warner Cable, Inc. (e)	3,300	463,155
Time Warner, Inc.	5,722	384,118
Tribune Co. (b)	8,400	665,700
Twenty First Century Fox, Inc. (e)	19,900	647,347
Walt Disney Co. (g)	4,600	371,726
		5,936,274
Metals & Mining – 0.02%
Freeport-McMoRan Copper & Gold, Inc.	1,400	45,668

Multiline Retail – 0.89%
Kohl’s Corp. (g)	15,285	858,864
Target Corp. (g)	11,685	730,780
		1,589,644

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Schedule of Investments (Continued)

February 28, 2014

	Shares	Value
COMMON STOCKS – 57.84% (Continued)

Multi-Utilities – 0.37%
CMS Energy Corp.	23,400	$665,262

Oil, Gas & Consumable Fuels – 1.35%
Antero Resources Corp. (b)	11,200	675,808
Gulfport Energy Corp. (b)	9,600	634,560
Marathon Petroleum Corp.	600	50,400
Phillips 66	8,500	636,310
Rentech, Inc. (b)	191,000	359,080
Tesoro Corp.	400	20,404
Valero Energy Corp.	700	33,586
		2,410,148
Paper & Forest Products – 0.05%
International Paper Co.	1,700	83,113

Personal Products – 0.00%
Herbalife Ltd (a)	100	6,660

Pharmaceuticals – 1.49%
Actavis PLC (a)(b)	2,772	612,113
Johnson & Johnson (e)(g)	6,835	629,640
Mylan, Inc. (b)	6,685	371,486
Pfizer, Inc.	24,149	775,424
Teva Pharmaceutical Industries Ltd. – ADR (a)	5,323	265,565
		2,654,228
Professional Services – 0.52%
Robert Half International, Inc.	2,935	120,159
Teleperformance (a)	12,582	800,616
		920,775
Real Estate Management & Development – 0.54%
CBRE Group, Inc. (b)	34,449	962,850

Road & Rail – 1.39%
Hertz Global Holdings, Inc. (b)(g)	85,244	2,387,684
Norfolk Southern Corp.	1,000	91,910
		2,479,594

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Schedule of Investments (Continued)

February 28, 2014

	Shares	Value
COMMON STOCKS – 57.84% (Continued)

Semiconductors & Semiconductor Equipment – 0.65%
Avago Technologies Ltd.	3,112	$192,010
Lam Research Corp. (b)(e)	1,400	72,422
Micron Technology, Inc. (b)	800	19,352
NXP Semiconductors NV (a)(b)	14,948	840,526
Skyworks Solutions, Inc. (b)	1,200	42,552
		1,166,862
Software – 0.59%
Adobe Systems, Inc. (b)	6,144	421,540
Microsoft Corp. (e)	3,300	126,423
ServiceNow, Inc. (b)	5,800	394,748
Symantec Corp.	4,400	94,512
Vringo, Inc. (b)	4,045	16,382
		1,053,605
Specialty Retail – 0.78%
Bed Bath & Beyond, Inc. (b)(e)(g)	13,420	910,144
CarMax, Inc. (b)(g)	10,070	487,690
		1,397,834
Technology Hardware, Storage & Peripherals – 0.98%
Apple, Inc. (e)	1,740	915,658
NCR Corp. (b)	24,250	825,712
		1,741,370
Textiles, Apparel & Luxury Goods – 0.25%
Coach, Inc. (g)	9,320	454,909

Thrifts & Mortgage Finance – 0.07%
Federal Home Loan Mortgage Corp. (b)	13,895	64,195
Federal National Mortgage Association (b)	13,718	65,846
		130,041
Transportation Infrastructure – 0.44%
SATS Ltd. (a)	332,000	783,087

Wireless Telecommunication Services – 1.02%
Tim Participacoes SA – ADR (a)	6,932	171,498
T-Mobile US, Inc. (b)	42,477	1,295,548

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Schedule of Investments (Continued)

February 28, 2014

	Shares	Value
COMMON STOCKS – 57.84% (Continued)

Wireless Telecommunication Services – 1.02% (Continued)
Vodafone Group PLC – ADR (a)(g)	8,648	$359,497
		1,826,543
TOTAL COMMON STOCKS (Cost $94,427,167)		103,286,189

REAL ESTATE INVESTMENT TRUSTS – 0.35%

Real Estate Investment Trusts – 0.35%
American Tower Corp.	3,073	250,357
Crown Castle International Corp.	4,841	367,432
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $597,096)		617,789

	Principal
	Amount
CORPORATE BONDS – 5.95%

Aerospace & Defense – 0.29%
FGI Operating Co. LLC
7.875%, 05/01/2020	$480,000	516,000

Automobiles – 0.24%
Ford Motor Co.
4.750%, 01/15/2043	207,000	200,927
General Motors Co.
6.250%, 10/02/2043 (i)	202,000	224,725
		425,652
Chemicals – 0.24%
INEOS Group Holdings SA
6.125%, 08/15/2018 (a)(i)	405,000	420,187

Commercial Banks – 0.15%
Washington Mutual Bank
0.000%, 11/06/2009 (f)	725,000	221,125
0.000%, 06/16/2010 (f)	175,000	53,375
		274,500
Commercial Services – 0.37%
Smithsonian Institution
3.434%, 09/01/2023	245,000	252,735
Wyle Services Corp.
10.500%, 04/01/2018 (i)	387,000	404,415
		657,150

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Schedule of Investments (Continued)

February 28, 2014

	Principal
	Amount	Value
CORPORATE BONDS – 5.95% (Continued)

Communications Equipment – 0.37%
Avaya, Inc.
7.000%, 04/01/2019 (i)	$275,000	$274,312
10.500%, 03/01/2021 (i)	400,000	381,000
		655,312
Distributors – 0.26%
HD Supply, Inc.
11.500%, 07/15/2020	386,000	471,885

Energy Equipment & Services – 0.21%
Hercules Offshore, Inc.
10.250%, 04/01/2019 (i)	324,000	370,980

Healthcare Services – 0.09%
inVentiv Health, Inc.
10.000%, 08/15/2018 (i)	166,000	154,380

Hotels, Restaurants & Leisure – 0.15%
Caesars Entertainment Operating Co., Inc.
5.750%, 10/01/2017	375,000	273,750

Household Products – 0.17%
American Achievement Corp.
10.875%, 04/15/2016 (i)	288,000	304,560

Insurance – 0.24%
Highmark, Inc.
4.750%, 05/15/2021 (i)	440,000	433,128

Media – 0.71%
LBI Media, Inc.
10.000%, 04/15/2019 (i)	688,000	722,400
Time Warner Cable, Inc.
6.550%, 05/01/2037	299,000	347,541
Visant Corp.
10.000%, 10/01/2017	206,000	200,335
		1,270,276

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Schedule of Investments (Continued)

February 28, 2014

	Principal
	Amount	Value
CORPORATE BONDS – 5.95% (Continued)

Oil, Gas & Consumable Fuels – 1.23%
Continental Resources, Inc.
5.000%, 09/15/2022	$567,000	$594,641
Drill Rigs Holdings, Inc.
6.500%, 10/01/2017 (a)(i)	776,000	818,680
Quicksilver Resources, Inc.
9.125%, 08/15/2019	759,000	776,078
		2,189,399
Semiconductors & Semiconductor Equipment – 0.28%
Advanced Micro Devices, Inc.
7.750%, 08/01/2020	359,000	372,463
7.500%, 08/15/2022	119,000	118,107
		490,570
Software – 0.44%
Interface Security Systems Holdings, Inc.
9.250%, 01/15/2018 (i)	785,000	792,850

Telecommunications – 0.19%
Alcatel-Lucent USA, Inc.
6.750%, 11/15/2020 (i)	318,000	340,260

Wireless Telecommunication Services – 0.32%
Altice Financing SA
8.125%, 01/15/2024 (a)(i)	284,000	305,300
Clearwire Communications LLC
14.750%, 12/01/2016 (i)	199,000	265,416
		570,716
TOTAL CORPORATE BONDS (Cost $10,425,517)		10,611,555

MUNICIPAL BONDS – 1.74%

Alabama – 0.04%
City of Trussville, AL
4.125%, 10/01/2035	30,000	30,153
Jackson County Board of Education
3.125%, 03/01/2026	15,000	14,728
3.250%, 03/01/2027	15,000	14,703
4.250%, 03/01/2039	5,000	4,947
		64,531

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Schedule of Investments (Continued)

February 28, 2014

	Principal
	Amount	Value
MUNICIPAL BONDS – 1.74% (Continued)

Arizona – 0.32%
La Paz County Industrial Development Authority
7.000%, 03/01/2034	$610,000	$578,115

Arkansas – 0.03%
City of Benton, AR
3.000%, 06/01/2025	10,000	9,825
3.125%, 06/01/2026	25,000	24,765
4.000%, 06/01/2039	10,000	9,751
4.375%, 06/01/2044	10,000	10,020
		54,361
California – 0.13%
Clovis Unified School District
5.250%, 08/01/2032	40,000	45,089
Martinez Unified School District
3.250%, 08/01/2027	20,000	19,785
Moorpark Community Facilities District No. 2004-1 Moorpark Highlands
4.000%, 09/01/2028	10,000	10,000
4.375%, 09/01/2033	15,000	14,874
4.625%, 09/01/2038	15,000	14,967
Twin Rivers Unified School District
4.125%, 08/01/2029	20,000	20,541
West Contra Costa Unified School District
5.250%, 08/01/2041	100,000	104,996
		230,252
Colorado – 0.01%
Colorado Health Facilities Authority
5.250%, 01/01/2045	15,000	15,744

Florida – 0.03%
JEA Electic System Revenue
3.600%, 10/01/2027	25,000	25,037
Sumter County Industrial Development Authority
5.125%, 07/01/2034	5,000	5,048
5.250%, 07/01/2044	25,000	25,343
		55,428

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Schedule of Investments (Continued)

February 28, 2014

	Principal
	Amount	Value
MUNICIPAL BONDS – 1.74% (Continued)

Georgia – 0.05%
City of Atlanta, GA
3.500%, 07/01/2023	$5,000	$4,960
3.625%, 07/01/2024	20,000	19,804
3.750%, 07/01/2025	5,000	4,950
Metropolitan Atlanta Rapid Transit Authority
4.000%, 07/01/2040	65,000	61,844
		91,558
Iowa – 0.09%
Iowa Finance Authority
5.000%, 07/01/2033	150,000	153,128

Louisiana – 0.04%
St. Landry Parish Road District No. 1
3.250%, 03/01/2025	45,000	44,430
3.500%, 03/01/2026	25,000	24,782
		69,212
Maryland – 0.04%
County of Baltimore, MD
3.000%, 02/01/2027	25,000	24,788
3.000%, 08/01/2027	45,000	44,558
		69,346
Massachusetts – 0.04%
Massachusetts Development Finance Agency
4.375%, 03/01/2033	25,000	25,354
4.500%, 03/01/2037	40,000	40,611
		65,965
Michigan – 0.04%
Columbia School District
4.500%, 05/01/2043	50,000	50,192
Walled Lake Consolidated School District
4.250%, 05/01/2032	25,000	25,717
		75,909

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Schedule of Investments (Continued)

February 28, 2014

	Principal
	Amount	Value
MUNICIPAL BONDS – 1.74% (Continued)

Missouri – 0.12%
Liberty Public School District No. 53
3.125%, 04/01/2025	$30,000	$29,279
3.500%, 04/01/2027	20,000	19,703
3.625%, 04/01/2028	20,000	19,613
3.750%, 04/01/2029	20,000	19,630
5.000%, 04/01/2031	15,000	15,969
5.000%, 04/01/2033	25,000	26,350
Metropolitan Park and Recreation District
3.500%, 12/30/2026	25,000	24,795
3.625%, 12/30/2027	30,000	29,789
4.125%, 12/30/2033	25,000	24,992
		210,120
New Jersey – 0.05%
Camden County Improvement Authority
3.750%, 01/15/2027	40,000	40,631
Somerset County Improvement Authority
4.125%, 02/15/2039	55,000	55,200
		95,831
New York – 0.08%
New York State Dormitory Authority
4.125%, 07/01/2039	25,000	24,404
Utility Debt Securitization Authority
5.000%, 12/15/2041	110,000	119,940
		144,344
Ohio – 0.20%
Buckeye Tobacco Settlement Financing Authority
5.125%, 06/01/2024	100,000	86,248
Cleveland Heights & University Heights City School District
4.000%, 12/01/2030	10,000	9,988
4.000%, 12/01/2031	10,000	9,924
4.125%, 12/01/2032	15,000	14,931
4.125%, 12/01/2033	10,000	9,860
4.250%, 12/01/2034	10,000	9,931
4.500%, 12/01/2043	50,000	49,753
4.500%, 12/01/2047	70,000	69,038
County of Franklin, OH
3.750%, 06/01/2033	95,000	94,481

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Schedule of Investments (Continued)

February 28, 2014

	Principal
	Amount	Value
MUNICIPAL BONDS – 1.74% (Continued)
Ohio – 0.20% (Continued)
North Ridgeville City School District
4.500%, 12/01/2045	$5,000	$5,006
		359,160
Oklahoma – 0.04%
Oklahoma Development Finance Authority
4.250%, 06/01/2038	5,000	5,004
4.375%, 06/01/2043	10,000	10,036
Tulsa Industrial Authority
4.500%, 10/01/2033	55,000	56,507
		71,547
Oregon – 0.00%
Oregon State Facilities Authority
4.125%, 11/15/2032	5,000	4,926

Pennsylvania – 0.05%
Lewisburg Area School District
4.125%, 02/15/2036	45,000	43,763
4.250%, 02/15/2039	15,000	14,572
Riverside School District
3.250%, 10/15/2024	35,000	34,937
		93,272
Puerto Rico – 0.02%
Puerto Rico Highways & Transportation Authority
5.550%, 07/01/2018	15,000	12,276
5.850%, 07/01/2025	20,000	14,714
		26,990
Rhode Island – 0.01%
Rhode Island Clean Water Finance Agency
4.000%, 10/01/2033	25,000	25,277

South Carolina – 0.07%
County of Charleston, SC
5.250%, 12/01/2038	105,000	114,873

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Schedule of Investments (Continued)

February 28, 2014

	Principal
	Amount	Value
MUNICIPAL BONDS – 1.74% (Continued)

Texas – 0.03%
City of El Paso, TX
4.250%, 08/15/2033	$40,000	$41,192
Southwest Texas Junior College District
4.250%, 10/01/2029	5,000	4,938
		46,130
Utah – 0.00%
Duchesne County School District
3.125%, 06/01/2027	5,000	4,907

West Virginia – 0.14%
Monongalia County Building Commission
3.375%, 02/01/2028	25,000	24,576
3.500%, 02/01/2029	25,000	24,628
4.000%, 02/01/2034	25,000	24,628
West Virginia Hospital Finance Authority
5.375%, 06/01/2038	170,000	181,795
		255,627
Wisconsin – 0.07%
Wisconsin Health & Educational Facilities Authority
5.000%, 06/01/2039	130,000	130,950
TOTAL MUNICIPAL BONDS (Cost $3,034,131)		3,107,503

BANK LOANS – 4.75%
Alcatel-Lucent
4.500%, 01/30/2019	292,481	295,644
Bennu Oil & Gas LLC
10.250%, 11/01/2018	1,000,000	1,013,125
Deluxe Term Loan
6.500%, 2/25/2020	1,000,000	1,010,000
Gentiva Health Services, Inc.
6.500%, 10/18/2019	1,000,000	1,010,000
Merrill Communications
7.250%, 03/08/2018	935,628	949,662
Ocean Rig
6.000%, 03/31/2021	995,000	1,017,636

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Schedule of Investments (Continued)

February 28, 2014

	Principal
	Amount	Value
BANK LOANS – 4.75% (Continued)
Sorenson Communications, Inc.
9.500%, 10/31/2014	$992,500	$1,001,805
Toys R US
6.000%, 09/01/2016 (Acquired 11/13/2013, Cost $319,295) (h)	342,080	308,014
Travelport, LLC
6.250%, 06/26/2019	995,000	1,022,522
Walter Investments
4.750%, 12/18/2020	856,994	855,122
TOTAL BANK LOANS (Cost $8,391,447)		8,483,530

	Shares
INVESTMENT COMPANIES – 0.87%
Blackrock MuniAssets Fund, Inc.	1,268	15,660
Nuveen Dividend Advantage Municipal Fund 3	64,331	842,736
Nuveen Dividend Advantage Municipal Income Fund	51,747	689,270
TOTAL INVESTMENT COMPANIES (Cost $1,534,795)		1,547,666

	Contracts
PURCHASED OPTIONS – 1.72%
Call Options – 0.76%
Beam, Inc.
Expiration: March 2014, Exercise Price $72.50	50	49,000
Berkshire Hathaway, Inc.
Expiration: January 2015, Exercise Price $75.00	55	225,913
Chicago Board Options Exchange Volatility Index
Expiration: April 2014, Exercise Price $20.00 (d)	55	4,950
Crude Oil Future
Expiration: December 2014, Exercise Price $100.00 (d)	1	3,360
Devon Energy Corp.
Expiration: April 2014, Exercise Price $67.50	75	5,250
General Motors Co.
Expiration: January 2015, Exercise Price $20.00	176	285,560
Expiration: January 2015, Exercise Price $45.00	40	3,360
Hertz Global Holdings, Inc.
Expiration: March 2014, Exercise Price $26.00	90	23,760
iPath S&P 500 XIZ Short Term Futures ETN
Expiration: March 2014, Exercise Price $100.00 (d)	2	14
Proshares Ultra VIX Short-Term Futures ETF
Expiration: March 2014, Exercise Price $64.00 (d)	1	855

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Schedule of Investments (Continued)

February 28, 2014

	Contracts	Value
PURCHASED OPTIONS – 1.72% (Continued)

Call Options – 0.76% (Continued)
Expiration: March 2014, Exercise Price $72.00 (d)	2	$1,170
Expiration: April 2014, Exercise Price $64.00 (d)	1	1,270
Expiration: April 2014, Exercise Price $68.00 (d)	1	1,020
Expiration: March 2014, Exercise Price $17.00 (d)	3	405
SPDR S&P 500 ETF Trust
Expiration: December 2014, Exercise Price $193.00 (d)	10	5,210
Expiration: January 2015, Exercise Price $183.00	617	676,232
Expiration: January 2015, Exercise Price $210.00	536	60,032
Tesla Motors, Inc.
Expiration: March 2014, Exercise Price $267.50	18	2,610
United Parcel Service, Inc.
Expiration: January 2015, Exercise Price $60.00	2	7,165
		1,357,136
Put Options – 0.96%
Chipotle Mexican Grill, Inc.
Expiration: January 2015, Exercise Price $540.00	5	24,275
Consumer Discretionary Select Sector SPDR Fund
Expiration: September 2014, Exercise Price $57.00 (d)	30	2,370
Consumer Staples Select Sector SPDR Fund
Expiration: September 2014, Exercise Price $38.00 (d)	50	2,850
CurrencyShares Australian Dollar Trust
Expiration: September 2014, Exercise Price $88.00 (d)	13	3,315
Deere & Co.
Expiration: March 2014, Exercise Price $82.50	65	1,755
Energy Select Sector SPDR Fund
Expiration: September 2014, Exercise Price $78.00 (d)	14	2,513
Financial Select Sector SPDR Fund
Expiration: September 2014, Exercise Price $18.00 (d)	100	2,300
Health Care Select Sector SPDR Fund
Expiration: September 2014, Exercise Price $51.00 (d)	40	3,020
Industrial Select Sector SPDR Fund
Expiration: September 2014, Exercise Price $46.00 (d)	40	3,620
iShares 20+ Year Treasury Bond ETF
Expiration: September 2014, Exercise Price $96.00 (d)	20	1,600
iShares China Large-Cap ETF
Expiration: August 2014, Exercise Price $32.50 (d)	30	4,020
iShares MSCI Emerging Markets ETF
Expiration: September 2014, Exercise Price $35.00 (d)	20	2,540

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Schedule of Investments (Continued)

February 28, 2014

	Contracts	Value
PURCHASED OPTIONS – 1.72% (Continued)

Put Options – 0.96% (Continued)
iShares MSCI Germany ETF
Expiration: January 2015, Exercise Price $25.00 (d)	50	$2,625
iShares MSCI South Korea Capped ETF
Expiration: January 2015, Exercise Price $54.00 (d)	20	4,790
iShares Russell 2000 ETF
Expiration: September 2014, Exercise Price $95.00 (d)	40	6,520
Expiration: September 2014, Exercise Price $103.00 (d)	10	2,735
Japenese Yen Future
Expiration: September 2014, Exercise Price $92.00 (d)	1	725
Materials Select Sector SPDR Fund
Expiration: September 2014, Exercise Price $40.00 (d)	40	2,440
Red Robin Gourmet Burgers, Inc.
Expiration: March 2014, Exercise Price $75.00	58	6,960
SPDR Barclays High Yield Bond ETF
Expiration: January 2015, Exercise Price $36.00 (d)	30	1,575
SPDR S&P 500 ETF Trust
Expiration: April 2014, Exercise Price $180.00	243	39,366
Expiration: June 2014, Exercise Price $150.00 (d)	200	10,800
Expiration: December 2014, Exercise Price $163.00 (d)	10	4,235
Expiration: January 2015, Exercise Price $90.00	800	12,000
Expiration: January 2015, Exercise Price $130.00	779	83,353
Expiration: January 2015, Exercise Price $165.00	617	308,500
Expiration: January 2015, Exercise Price $183.00	1,134	1,154,412
Technology Select Sector SPDR Fund
Expiration: September 2014, Exercise Price $30.00 (d)	40	1,220
Toll Brothers, Inc.
Expiration: March 2014, Exercise Price $29.00	14	35
Utilities Select Sector SPDR Fund
Expiration: September 2014, Exercise Price $35.00 (d)	40	3,840
WisdomTree Japan Hedged Equity Fund
Expiration: January 2015, Exercise Price $44.38 (d)	20	5,120
Whole Foods Market, Inc.
Expiration: January 2015, Exercise Price $45.25	39	8,229
		1,713,658

TOTAL PURCHASED OPTIONS (Cost $3,296,454)		3,070,794

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Schedule of Investments (Continued)

February 28, 2014

	Shares	Value
WARRANTS – 0.00%
Global Eagle Entertainment, Inc., 05/13/2016 (b)(d)	1,000	$6,490
TOTAL WARRANTS (Cost $5,115)		6,490

SHORT-TERM INVESTMENTS – 26.22%

Money Market Funds – 26.22%
Fidelity Institutional Money Market Portfolio – Class I, 0.042% (c)(d)(e)	15,142,829	15,142,829
First American Prime Obligations Fund – Class Z, 0.016% (c)(d)(e)	15,557,769	15,557,769
STIT – Liquid Assets Portfolio – Institutional Class, 0.063% (c)(d)(e)	16,116,400	16,116,400
TOTAL SHORT-TERM INVESTMENTS (Cost $46,816,998)		46,816,998
Total Investments (Cost $168,528,720) – 99.44%		177,548,514
Assets in Excess of Other Liabilities – 0.56%		1,004,290
TOTAL NET ASSETS – 100.00%		$178,552,804

Percentages are stated as a percent of net assets.

ADR – American Depositary Receipts
(a)	Foreign issued security.
(b)	Non-income producing security.
(c)	Variable rate security. The rate shown is as of February 28, 2014.
(d)	All or a portion of this security is held by Aurora Horizons Fund CFC Ltd.
(e)
All or a portion of this security is pledged as collateral for securities sold short and derivative instruments including written options, swaps, forwards, and futures with an aggregate fair value of $22,874,582.

(f)	Represents a security in default.
(g)	All or a portion of this security may be subject to call options written.
(h)	This security is deemed to be illiquid. The value of the security, $308,014, represents 0.17% of net assets.
(i)	Securities issued pursuant to Rule 144A under the Securities Act of 1933. Such securities are deemed to be liquid and the aggregate value, $6,212,593, represents 3.48% of net assets.

The Schedule of Investments incorporates the Global Industry Classification Standard  (GICS®).  GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poors Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Schedule of Securities Sold Short (Continued)

February 28, 2014

	Shares	Value
COMMON STOCKS

Aerospace & Defense
KEYW Holding Corp.	(7,992)	$(146,254)
Raytheon Co.	(3,100)	(303,521)
		(449,775)
Airfreight & Logistics
Werner Enterprises, Inc.	(12,386)	(320,178)

Automobiles
General Motors Co.	(3,964)	(143,497)

Beverages
Beam, Inc.	(5,000)	(414,800)
Boston Beer, Inc.	(1,557)	(368,620)
		(783,420)
Biotechnology
BioCryst Pharmaceuticals, Inc.	(8,000)	(93,520)
Cepheid, Inc.	(2,250)	(120,735)
Exact Sciences Corp.	(10,900)	(146,605)
OPKO Health, Inc.	(9,000)	(85,680)
Raptor Pharmaceutical Corp.	(9,200)	(145,636)
Sangamo BioSciences, Inc.	(4,500)	(81,900)
		(674,076)
Building Products
Trex Co., Inc.	(1,720)	(134,538)

Communications Equipment
NETGEAR, Inc.	(4,000)	(136,720)

Diversified Telecommunication Services
8x8, Inc.	(12,800)	(135,424)
AT&T, Inc.	(14,900)	(475,757)
Verizon Communications, Inc.	(10,200)	(485,316)
		(1,096,497)
Electrical Equipment
Encore Wire Corp.	(1,851)	(96,789)

Electronic Equipment, Instruments & Components
Itron, Inc.	(3,000)	(105,000)
Maxwell Technologies, Inc.	(9,000)	(91,980)

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Schedule of Securities Sold Short (Continued)

February 28, 2014

	Shares	Value
COMMON STOCKS (Continued)

Electronic Equipment, Instruments & Components (Continued)
Universal Display Corp.	(3,000)	$(103,620)
		(300,600)
Energy Equipment & Services
National Oilwell Varco, Inc.	(6,400)	(493,056)

Food & Staples Retailing
Sprouts Farmers Market, Inc.	(9,033)	(352,468)

Food Products
Amira Nature Foods Ltd (a)	(6,000)	(109,560)
Boulder Brands, Inc.	(7,000)	(105,280)
Keurig Green Mountain, Inc.	(1,665)	(182,784)
		(397,624)
Health Care Equipment & Supplies
ABIOMED, Inc.	(4,000)	(112,760)
Mindray Medical International Ltd. – ADR (a)	(3,200)	(111,808)
Novadaq Technologies, Inc. (a)	(6,000)	(122,400)
Zeltiq Aesthetics, Inc.	(3,500)	(66,465)
		(413,433)
Health Care Providers & Services
Bio-Reference Labs, Inc.	(3,000)	(75,780)

Hotels, Restaurants & Leisure
Carnival Corp.	(11,500)	(456,090)
Ruby Tuesday, Inc.	(8,000)	(49,040)
		(505,130)
Household Durables
DR Horton, Inc.	(7,600)	(186,656)
iRobot Corp.	(2,000)	(83,840)
Toll Brothers, Inc.	(4,500)	(175,545)
		(446,041)
Industrial Conglomerates
3M Co.	(2,700)	(363,771)

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Schedule of Securities Sold Short (Continued)

February 28, 2014

	Shares	Value
COMMON STOCKS (Continued)

Internet Software & Services
Angie’s List, Inc.	(6,000)	$(83,460)
Constant Contact, Inc.	(3,600)	(99,252)
Global Eagle Entertainment, Inc. (b)	(800)	(14,064)
Stamps.com, Inc.	(3,484)	(122,567)
Trulia, Inc.	(3,600)	(107,856)
		(427,199)
Machinery
Deere & Co.	(5,600)	(481,208)

Media
DIRECTV	(5,900)	(457,840)
ReachLocal, Inc.	(9,272)	(98,098)
		(555,938)
Multiline Retail
Isetan Mitsukoshi Holdings Ltd. (a)	(27,900)	(314,721)

Oil, Gas & Consumable Fuels
Cimarex Energy Co.	(2,400)	(277,704)
Pioneer Natural Resources Co.	(2,400)	(482,832)
Synergy Resources Corp.	(9,000)	(95,310)
		(855,846)
Pharmaceuticals
Auxilium Pharmaceuticals, Inc.	(3,000)	(92,250)
AVANIR Pharmaceuticals, Inc.	(25,000)	(104,000)
		(196,250)
Semiconductors & Semiconductor Equipment
Power Integrations, Inc.	(2,216)	(131,032)

Software
CommVault Systems, Inc.	(1,500)	(103,320)
Ellie Mae, Inc.	(3,500)	(108,500)
Tangoe, Inc.	(7,700)	(146,454)
		(358,274)
Technology Hardware, Storage & Peripherals
Silicon Graphics International Corp.	(8,000)	(98,480)

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Schedule of Securities Sold Short (Continued)

February 28, 2014

	Shares	Value
COMMON STOCKS (Continued)

Textiles, Apparel & Luxury Goods
Lululemon Athletica, Inc.	(300)	$(15,093)

Transportation Infrastructure
Japan Airport Terminal Co. Ltd. (a)	(17,600)	(407,617)
TOTAL COMMON STOCKS (Proceeds $10,479,686)		(11,025,051)

EXCHANGE-TRADED FUNDS
iShares iBoxx High Yield Corporate Bond ETF	(12,249)	(1,162,798)
Materials Select Sector SPDR Fund	(26,890)	(1,265,981)
Nomura TOPIX Exchange Traded Fund (a)	(30,740)	(372,734)
SPDR S&P 500 ETF Trust	(9,620)	(1,792,206)
SPDR S&P MidCap 400 ETF Trust	(16,730)	(4,189,025)
Vanguard FTSE Europe ETF	(28,766)	(1,732,576)
TOTAL EXCHANGE-TRADED FUNDS (Proceeds $10,002,233)		(10,515,320)

	Principal
	Amount
US GOVERNMENT NOTE/BOND
United States Treasury Bond
3.750%, 11/15/2043	$(560,000)	(576,713)
3.625%, 02/15/2044	(201,000)	(202,162)
United States Treasury Note
2.750%, 02/15/2024	(920,000)	(927,331)
TOTAL US GOVERNMENT NOTE/BOND (Proceeds $1,692,483)		(1,706,206)
TOTAL SECURITIES SOLD SHORT (Proceeds $22,174,402)		$(23,246,577)

ADR – American Depositary Receipt
(a)	Foreign issued security.
(b)	All or a portion of this security is held by Aurora Horizons Fund CFC Ltd.

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Schedule of Options Written

February 28, 2014

	Contracts	Value
CALL OPTIONS
Abbott Laboratories
Expiration: January 2015, Exercise Price $42.00	(25)	$(4,050)
Accenture PLC
Expiration: January 2015, Exercise Price $87.50	(40)	(15,400)
American Express Co.
Expiration: January 2015, Exercise Price $97.50	(25)	(10,437)
American International Group, Inc.
Expiration: January 2015, Exercise Price $60.00	(81)	(9,234)
Bank of America Corp.
Expiration: January 2015, Exercise Price $20.00	(187)	(8,976)
Bank of New York Mellon Corp.
Expiration: January 2015, Exercise Price $40.00	(96)	(2,976)
Bed Bath & Beyond, Inc.
Expiration: January 2015, Exercise Price $75.00	(57)	(20,093)
Berkshire Hathaway, Inc.
Expiration: January 2015, Exercise Price $125.00	(76)	(21,128)
Boeing Co.
Expiration: January 2015, Exercise Price $150.00	(27)	(9,855)
CarMax, Inc.
Expiration: January 2015, Exercise Price $50.00	(49)	(20,090)
Chipotle Mexican Grill, Inc.
Expiration: January 2015, Exercise Price $580.00	(2)	(11,628)
Coach, Inc.
Expiration: January 2015, Exercise Price $62.50	(45)	(3,060)
Coca-Cola Co.
Expiration: January 2015, Exercise Price $45.00	(43)	(1,075)
Corning, Inc.
Expiration: January 2015, Exercise Price $22.00	(131)	(9,694)
CVS Caremark Corp.
Expiration: January 2015, Exercise Price $75.00	(51)	(21,420)
DIRECTV
Expiration: January 2015, Exercise Price $77.50	(46)	(31,004)
Expeditors International of Washington, Inc.
Expiration: January 2015, Exercise Price $47.50	(48)	(4,080)
Franklin Resources, Inc.
Expiration: January 2015, Exercise Price $60.00	(35)	(7,262)
General Motors Co.
Expiration: January 2015, Exercise Price $45.00	(106)	(8,904)
Google, Inc.
Expiration: January 2015, Exercise Price $1,230.00	(2)	(19,570)
Hertz Global Holdings, Inc.
Expiration: March 2014, Exercise Price $30.00	(34)	(2,312)
Expiration: January 2015, Exercise Price $30.00	(176)	(50,160)

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Schedule of Options Written (Continued)

February 28, 2014

	Contracts	Value
CALL OPTIONS (Continued)
International Business Machines Corp.
Expiration: January 2015, Exercise Price $215.00	(23)	$(5,589)
iPath S&P 500 VIX Short-Term ETN
Expiration: March 2014, Exercise Price $39.00 (a)	(3)	(1,500)
Expiration: March 2014, Exercise Price $40.00 (a)	(2)	(860)
Expiration: March 2014, Exercise Price $41.00 (a)	(6)	(2,286)
Expiration: April 2014, Exercise Price $39.00 (a)	(3)	(1,815)
Expiration: April 2014, Exercise Price $40.00 (a)	(3)	(1,575)
iShares Russell 2000 ETF
Expiration: January 2015, Exercise Price $130.00	(866)	(229,490)
Johnson & Johnson
Expiration: January 2015, Exercise Price $100.00	(15)	(2,550)
JPMorgan Chase & Co.
Expiration: January 2015, Exercise Price $65.00	(65)	(7,995)
Kohl’s Corp.
Expiration: January 2015, Exercise Price $62.50	(74)	(15,725)
Red Robin Gourmet Burgers, Inc.
Expiration: March 2014, Exercise Price $90.00	(49)	(2,940)
SPDR S&P 500 ETF Trust
Expiration: December 2014, Exercise Price $187.00 (a)	(5)	(4,200)
Expiration: January 2015, Exercise Price $192.00	(617)	(379,455)
Target Corp.
Expiration: January 2015, Exercise Price $67.50	(56)	(10,920)
United Parcel Service, Inc.
Expiration: January 2015, Exercise Price $110.00	(12)	(1,068)
Vodafone Group PLC
Expiration: January 2015, Exercise Price $45.00	(61)	(2,745)
Walgreen Co.
Expiration: January 2015, Exercise Price $65.00	(74)	(56,610)
Wal-Mart Stores, Inc.
Expiration: January 2015, Exercise Price $85.00	(48)	(3,312)
Walt Disney Co.
Expiration: January 2015, Exercise Price $85.00	(21)	(10,395)
Weight Watchers International, Inc.
Expiration: January 2015, Exercise Price $45.00	(30)	(600)
Wells Fargo & Co.
Expiration: January 2015, Exercise Price $50.00	(64)	(8,320)
Whole Foods Market, Inc.
Expiration: January 2015, Exercise Price $60.00	(39)	(10,959)
		(1,053,317)

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Schedule of Options Written (Continued)

February 28, 2014

	Contracts	Value
PUT OPTIONS
Accenture PLC
Expiration: January 2015, Exercise Price $72.50	(40)	$(12,100)
American Express Co.
Expiration: January 2015, Exercise Price $80.00	(25)	(7,938)
American International Group, Inc.
Expiration: January 2015, Exercise Price $45.00	(81)	(21,708)
Apple, Inc.
Expiration: January 2015, Exercise Price $490.00	(8)	(26,960)
Bank of America Corp.
Expiration: January 2015, Exercise Price $15.00	(187)	(17,391)
Bank of New York Mellon Corp.
Expiration: January 2015, Exercise Price $30.00	(96)	(17,952)
Bed Bath & Beyond, Inc.
Expiration: January 2015, Exercise Price $60.00	(57)	(16,872)
Berkshre Hathaway, Inc.
Expiration: January 2015, Exercise Price $105.00	(76)	(22,800)
Boeing Co.
Expiration: January 2015, Exercise Price $125.00	(27)	(26,730)
CarMax, Inc.
Expiration: January 2015, Exercise Price $40.00	(49)	(7,962)
Chipotle Mexican Grill, Inc.
Expiration: January 2015, Exercise Price $490.00	(5)	(14,350)
Coach, Inc.
Expiration: January 2015, Exercise Price $45.00	(45)	(15,075)
Corning, Inc.
Expiration: January 2015, Exercise Price $15.00	(131)	(6,812)
Consumer Discretionary Select Sector SPDR Fund
Expiration: September 2014, Exercise Price $60.00 (a)	(15)	(1,853)
Consumer Staples Select Sector SPDR Fund
Expiration: September 2014, Exercise Price $40.00 (a)	(25)	(2,412)
CVS Caremark Corp.
Expiration: January 2015, Exercise Price $62.50	(51)	(9,104)
DIRECTV
Expiration: January 2015, Exercise Price $62.50	(46)	(8,188)
Energy Select Sector SPDR Fund
Expiration: September 2014, Exercise Price $83.00 (a)	(7)	(2,142)
Expeditors International of Washington, Inc.
Expiration: January 2015, Exercise Price $37.50	(48)	(12,960)
Financial Select Sector SPDR Fund
Expiration: September 2014, Exercise Price $20.00 (a)	(30)	(1,590)
General Motors Co.
Expiration: January 2015, Exercise Price $35.00	(106)	(38,690)

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Schedule of Options Written (Continued)

February 28, 2014

	Contracts	Value
PUT OPTIONS (Continued)
Google, Inc.
Expiration: January 2015, Exercise Price $1,010.00	(2)	$(6,020)
Health Care Select Sector SPDR Fund
Expiration: September 2014, Exercise Price $54.00 (a)	(20)	(2,490)
Hertz Global Holdings, Inc.
Expiration: January 2015, Exercise Price $22.00	(176)	(22,000)
Industrial Select Sector SPDR Fund
Expiration: September 2014, Exercise Price $49.00 (a)	(20)	(3,140)
International Business Machines Corp.
Expiration: January 2015, Exercise Price $170.00	(23)	(16,502)
iShares 20+ Year Treasury Bond ETF
Expiration: September 2014, Exercise Price $100.00 (a)	(10)	(1,590)
iShares China Large-Cap ETF
Expiration: August 2014, Exercise Price $36.00 (a)	(15)	(4,650)
iShares MSCI Emerging Markets ETF
Expiration: September 2014, Exercise Price $38.00 (a)	(10)	(2,050)
iShares MSCI Germany ETF
Expiration: January 2015, Exercise Price $28.00 (a)	(25)	(2,625)
iShares MSCI South Korea Capped ETF
Expiration: January 2015, Exercise Price $58.00 (a)	(10)	(3,775)
iShares Russell 2000 ETF
Expiration: September 2014, Exercise Price $105.00 (a)	(20)	(6,320)
Expiration: September 2014, Exercise Price $108.00 (a)	(5)	(1,925)
JPMorgan Chase & Co.
Expiration: January 2015, Exercise Price $52.50	(65)	(20,150)
Keurig Green Mountain, Inc.
Expiration: January 2015, Exercise Price $55.00	(17)	(2,627)
Kohl’s Corp.
Expiration: January 2015, Exercise Price $45.00	(74)	(12,136)
Materials Select Sector SPDR Fund
Expiration: September 2014, Exercise Price $43.00 (a)	(20)	(2,310)
Microsoft Corp.
Expiration: January 2015, Exercise Price $28.00	(109)	(5,341)
Sirius XM Holdings, Inc.
Expiration: January 2015, Exercise Price $3.50	(1,522)	(44,899)
SPDR Barclays High Yield Bond ETF
Expiration: January 2015, Exercise Price $39.00 (a)	(15)	(2,025)
SPDR S&P 500 ETF Trust
Expiration: April 2014, Exercise Price $186.00	(81)	(26,730)
Expiration: June 2014, Exercise Price $140.00 (a)	(200)	(7,000)
Expiration: January 2015, Exercise Price $146.00	(1,753)	(380,401)
Target Corp.
Expiration: January 2015, Exercise Price $55.00	(56)	(11,256)

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Schedule of Options Written (Continued)

February 28, 2014

	Contracts	Value
PUT OPTIONS (Continued)
Technology Select Sector SPDR Fund
Expiration: September 2014, Exercise Price $33.00 (a)	(20)	$(1,400)
Utilities Select Sector SPDR Fund
Expiration: September 2014, Exercise Price $37.00 (a)	(20)	(2,450)
Vodafone Group PLC
Expiration: January 2015, Exercise Price $35.00	(61)	(6,100)
Walgreen Co.
Expiration: January 2015, Exercise Price $52.50	(74)	(9,842)
Wal-Mart Stores, Inc.
Expiration: January 2015, Exercise Price $70.00	(48)	(12,432)
Wells Fargo & Co.
Expiration: January 2015, Exercise Price $40.00	(64)	(7,680)
WisdomTree Japan Hedged Equity Fund
Expiration: January 2015, Exercise Price $49.38 (a)	(10)	(5,000)
		(924,455)

TOTAL OPTIONS WRITTEN (Premiums Received $2,168,111)		$(1,977,772)

(a)	All or a portion of this security is held by Aurora Horizons Fund CFC Ltd.

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Schedule of Open Futures Contracts

February 28, 2014

	Number of
	Contracts			Unrealized
	Purchased /	Notional	Settlement	Appreciation
Description	(Sold)	Value	Month	(Depreciation)
Brent Crude Future (a)	2	$217,260	May-14	$77
Brent Crude Future (a)	6	654,420	Apr-14	(5,439)
90 Day Euro Future (a)	142	141,226,100	Jun-15	18,092
CAC 40 10 Euro Future (a)	4	243,209	Mar-14	23
CBOT Mini DJIA Future (a)	14	1,141,490	Mar-14	6,239
Cocoa Future (a)	9	277,906	May-14	1,973
Coffee “C” Future (a)	5	338,062	May-14	30,568
Cotton Future – No. 2 (a)	1	43,570	May-14	282
E-mini S&P 500 Future (a)	21	1,950,480	Mar-14	19,941
Euro – Bund Future (a)	25	4,916,630	Jun-14	(1,060)
Euro STOXX 50 Future (a)	28	1,213,560	Mar-14	162
FTSE 100 Index Future (a)	9	1,021,124	Mar-14	(5,528)
German Stock Index Future (a)	5	1,668,266	Mar-14	32,396
Long Gilt Future (a)	4	732,978	Jun-14	3,629
NASDAQ 100 E-Mini Future (a)	17	1,256,385	Mar-14	33,788
Natural Gas Future (a)	10	460,900	Apr-14	13,155
Russell 2000 Mini Index Future (a)	13	1,536,470	Mar-14	15,706
SGX Japanese Government
Bond Future (a)	17	2,424,968	Mar-14	14,228
SGX Nikkei 225 Future (a)	9	658,396	Mar-14	(24,037)
Soybean Meal Future (a)	11	503,470	May-14	25,201
Three Month Euro Euribor
Interest Rate Future (a)	103	35,414,780	Jun-15	20,515
Three Month Sterling Interest
Rate Future (a)	21	4,345,549	Jun-15	(1,761)
Tokyo Price Index Future (a)	5	594,969	Mar-14	(10,121)
U.S. Treasury
Long Bond Future (a)	16	2,129,000	Jun-14	20,791
TOTAL FUTURES
CONTRACTS PURCHASED		$204,969,942		$208,820

10 Year Commonwealth Treasury
Bond Future (a)	(10)	$(1,041,465)	Mar-14	$(664)
CBT Wheat Future (a)	(12)	(364,950)	Jul-14	(8,182)
CME Ultra Long U.S. Treasury
Bond Future	(2)	(287,187)	Jun-14	(317)
Corn Future – No. 2 Yellow (a)	(7)	(162,225)	May-14	(1,544)
Electrolytic Copper Future (a)	(2)	(350,175)	Jun-14	1,083
E-mini S&P 500 Future	(183)	(16,997,040)	Mar-14	(795,220)
Gas Oil Future (a)	(1)	(91,825)	Apr-14	99
Hang Seng Index Future (a)	(3)	(440,826)	Mar-14	(8,822)

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Schedule of Open Futures Contracts (Continued)

February 28, 2014

	Number of
	Contracts			Unrealized
	Purchased /	Notional	Settlement	Appreciation
Description	(Sold)	Value	Month	(Depreciation)
KCB Wheat Future (a)	(1)	$(33,525)	Jul-14	$(1,778)
OSE Nikkei 225 Future	(1)	(146,016)	Mar-14	6,531
Primary Aluminum Future (a)	(9)	(397,012)	Jun-14	4,348
Silver Future (a)	(2)	(212,410)	May-14	1,086
Sugar Future – No. 11 (a)	(4)	(79,117)	May-14	(2,777)
Tokyo Price Index Future	(1)	(118,994)	Mar-14	4,262
U.S. Treasury
Long Bond Future	(2)	(266,125)	Jun-14	(4)
TOTAL FUTURES
CONTRACTS SOLD		$(20,988,892)		$(801,899)
TOTAL NET
FUTURE CONTRACTS		$183,981,050		$(593,079)

(a)	Contract held by Aurora Horizons Fund CFC Ltd.

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Schedule of Open Forward Currency Contracts

February 28, 2014

Purchase Contracts:
				U.S. $		U.S. $
		Forward	Currency	Value at	Currency	Value on	Unrealized
Counterparty	Notional	Expiration	to be	Feb. 28,	to be	Origination	Appreciation
of contract	Amount	Date	Received	2014	Delivered	date	(Depreciation)
Morgan Stanley
& Co., Inc. (a)	2,463,771	3/21/14	AUD	2,195,345	USD	2,196,062	$(717)
Morgan Stanley
& Co., Inc. (a)	825,607	3/21/14	CAD	745,225	USD	757,661	(12,436)
Morgan Stanley
& Co., Inc. (a)	1,864,465	3/21/14	CHF	2,120,212	USD	2,102,960	17,252
U.S. Bank	45,000	3/19/14	EUR	62,113	USD	62,037	76
Morgan Stanley
& Co., Inc. (a)	4,540,319	3/21/14	EUR	6,266,908	USD	6,235,593	31,315
U.S. Bank	48,000	3/19/14	GBP	80,367	USD	79,584	783
Morgan Stanley
& Co., Inc. (a)	3,436,757	3/21/14	GBP	5,754,101	USD	5,645,886	108,215
U.S. Bank	22,995,000	3/19/14	JPY	225,973	USD	224,404	1,569
Morgan Stanley
& Co., Inc. (a)	433,997,900	3/25/14	JPY	4,265,053	USD	4,185,295	79,758
Morgan Stanley
& Co., Inc. (a)	19,066,220	3/21/14	MXN	1,435,400	USD	1,435,585	(185)
Morgan Stanley
& Co., Inc. (a)	1,722,119	3/21/14	NZD	1,441,576	USD	1,424,690	16,885
TOTAL PURCHASE CONTRACTS							$242,515

Sale Contracts:
				U.S. $		U.S. $
		Forward	Currency	Value at	Currency	Value on	Unrealized
Counterparty	Notional	Expiration	to be	Feb. 28,	to be	Origination	Appreciation
of contract	Amount	Date	Received	2014	Delivered	date	(Depreciation)
U.S. Bank	449,605	6/4/14	USD	(398,576)	AUD	(398,260)	(316)
Morgan Stanley
& Co., Inc. (a)	3,291,163	3/21/14	USD	(2,932,593)	AUD	(2,934,707)	2,114
U.S. Bank	198,500	3/19/14	USD	(179,183)	CAD	(186,323)	7,140
Morgan Stanley
& Co., Inc. (a)	3,197,842	3/21/14	USD	(2,886,497)	CAD	(2,987,407)	100,910
U.S. Bank	510,000	3/19/14	USD	(579,947)	CHF	(560,556)	(19,391)
Morgan Stanley
& Co., Inc. (a)	807,859	3/21/14	USD	(918,672)	CHF	(896,274)	(22,398)
U.S. Bank	707,175	6/4/14	USD	(804,704)	CHF	(804,614)	(90)
U.S. Bank	3,677,000	3/19/14	USD	(680,217)	DKK	(678,379)	(1,838)
U.S. Bank	866,500	3/19/14	USD	(1,196,013)	EUR	(1,185,013)	(11,000)

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Schedule of Open Forward Currency Contracts (Continued)

February 28, 2014

Sale Contracts: (Continued)
				U.S. $		U.S. $
		Forward	Currency	Value at	Currency	Value on	Unrealized
Counterparty	Notional	Expiration	to be	Feb. 28,	to be	Origination	Appreciation
of contract	Amount	Date	Received	2014	Delivered	date	(Depreciation)
Morgan Stanley
& Co., Inc. (a)	3,186,148	3/21/14	USD	(4,397,774)	EUR	(4,324,396)	$(73,378)
U.S. Bank	1,124,000	6/4/14	USD	(1,551,465)	EUR	(1,551,457)	(8)
Morgan Stanley
& Co., Inc. (a)	1,845,567	3/21/14	USD	(3,090,000)	GBP	(3,043,720)	(46,280)
U.S. Bank	210,000	3/19/14	USD	(351,604)	GBP	(344,793)	(6,812)
Morgan Stanley
& Co., Inc. (a)	556,499,000	3/25/14	USD	(5,468,915)	JPY	(5,373,892)	(95,023)
U.S. Bank	42,369,000	3/19/14	USD	(416,362)	JPY	(411,101)	(5,261)
Morgan Stanley
& Co., Inc. (a)	12,572,920	3/21/14	USD	(946,552)	MXN	(959,090)	12,538
U.S. Bank	1,109,451	6/4/14	USD	(184,169)	NOK	(184,123)	(46)
Morgan Stanley
& Co., Inc. (a)	207,622	3/21/14	USD	(173,799)	NZD	(171,103)	(2,696)
U.S. Bank	4,000,000	3/19/14	USD	(623,660)	SEK	(614,736)	(8,923)
TOTAL SALES CONTRACTS							$(170,758)
TOTAL NET FORWARD CONTRACTS							$71,757

(a)	Contract held by Aurora Horizons Fund CFC Ltd.

Abbreviations:
AUD	= Australian Dollar
CAD	= Canadian Dollar
CHF	= Swiss Franc
DKK	= Danish Krone
EUR	= Euro
GBP	= British Pound
JPY	= Japanese Yen
MXN	= Mexican Peso
NOK	= Norwegian Krone
NZD	= New Zealand Dollar
SEK	= Swedish Krona

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Schedule of Total Return Swaps

February 28, 2014

	Pay/
	Receive
	Total
	Return
	Payments			Number
	on			of	Unrealized
	Reference	Financing	Notional	Shares/	Appreciation
Reference Entity (a)(b)	Entity	Rate	Amount	Units	(Depreciation)
Aozora Bank NPV	Pay	0.606%	$669,250	230,100	$(9,486)
BHP Billiton Ltd. – ADR	Receive	0.609%	(241,288)	(3,502)	(10,809)
Caterpillar, Inc.	Receive	0.146%	(258,425)	(2,665)	(29,686)
Christian Dior	Pay	0.625%	727,893	3,680	79,479
LVMH Moet Hennessy	Receive	0.175%	(686,460)	(3,688)	(44,953)
MSCI Pan-Euro	Receive	0.225%	(2,666,855)	(1,779)	(50,531)
Nippon Telgraph
& Telephone Corp.	Pay	0.606%	173,657	3,100	9,643
NKSJ Holdings, Inc. NPV	Pay	0.606%	531,647	21,061	(12,154)
Reckitt Benckiser Group PLC	Pay	0.883%	252,949	3,074	(4,244)
Shire PLC	Pay	0.883%	496,293	8,927	52,430
Softbank Corp.	Pay	0.606%	512,355	6,800	(13,257)
Sony Financial Holdings, Inc.	Pay	0.606%	19,350	1,200	(2,000)
Verizon Communications, Inc.	Receive	0.146%	(145,167)	(3,051)	(3,124)
Vodafone Group PLC	Pay	0.883%	340,327	81,621	(216,633)
TOTAL NET TOTAL RETURN SWAPS					$(255,325)

ADR – American Depositary Receipt
(a)	Morgan Stanley is the counterparty for these open total return swaps.
(b)	Reset monthly based on the terms of the contract.

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Schedule of Credit Default Swaps

February 28, 2014

		Interest
		Rate		Premium	Unrealized
	Expiration	Received	Notional	Paid	Appreciation
Reference Entity (b)	Date	(Paid)	Amount	(Received)	(Depreciation)
Buy Protection
Advanced Micro
Devices, Inc.	12/20/18	(5.000)%	$275,000	$11,000	$(18,875)
7.750%, 08/01/2020
AK Steel Corp.	12/20/17	(5.000)%	200,000	28,000	(21,913)
7.625%, 05/15/2020
The Hershey Co.	3/20/19	(1.000)%	350,000	(11,515)	(741)
4.850%, 08/15/2015
TOTAL BUY PROTECTION			$825,000	$27,485	$(41,529)

Sell Protection
Advanced Micro
Devices, Inc.	12/20/18	5.000%	$(500,000)	$(13,750)	$28,470
7.750%, 08/01/2020
AK Steel Corp.	12/20/15	5.000%	(200,000)	(7,500)	13,468
7.625%, 05/15/2020
Firstenergy Corp.	3/20/19	1.000%	(800,000)	(9,998)	7,187
7.375%, 11/15/2031
General Motors Co.	12/20/18	5.000%	(810,000)	128,379	15,426
3.500%, 10/02/2018
Newmont Mining	12/20/18	1.000%	(736,000)	(48,093)	17,415
5.875%, 04/01/2035
Telecom Italia Spa	12/20/18	1.000%	(300,000)	(35,687)	14,160
5.375%, 01/29/2019
TOTAL SELL PROTECTION			$(3,346,000)	$13,351	$96,126

(b)	Morgan Stanley is the counterparty for these open credit default swaps.

The accompanying notes are an integral part of these consolidated financial statements.

(This Page Intentionally Left Blank.)

AURORA HORIZONS FUND

Consolidated Statement of Assets and Liabilities

February 28, 2014

ASSETS
Investments, at value (cost $168,528,720)	$177,548,514
Foreign Currency, at value (cost $832,159)	840,866
Receivables:
Investments sold	5,789,710
Fund shares sold	7,519,401
Swap contracts	212,358
Dividends and interest	394,628
Return of capital	202,142
Swap dividend and interest receivable	25,598
Premiums paid on open swap contracts	40,836
Unrealized appreciation on swap contracts	237,678
Unrealized appreciation on forward currency contracts	378,555
Deposits at brokers(1)	24,419,862
Other assets	39,235
TOTAL ASSETS	217,649,383
LIABILITIES
Written options, at value (premiums received $2,168,111)	1,977,772
Securities sold short, at value (proceeds received $22,174,402)	23,246,577
Variation margin on futures contracts	33,489
Payables:
Investments purchased	11,091,468
Fund shares redeemed	1,500,015
To affiliates	131,237
To distributor	402
To adviser	258,242
Dividends and interest on short positions	14,468
Swap dividend and interest payable	14,443
Unrealized depreciation on swap contracts	438,406
Unrealized depreciation on forward currency contracts	306,798
Accrued expenses and other liabilities	83,262
TOTAL LIABILITIES	39,096,579
NET ASSETS	$178,552,804
Net assets consist of:
Paid-in capital	$169,580,076
Accumulated undistributed net investment income	236,662
Accumulated undistributed net realized gain	1,238,892
Net unrealized appreciation (depreciation) on:
Investments	9,245,454
Futures contracts	(593,079)
Swap contracts	(200,728)
Forward contracts	71,757
Securities sold short	(1,072,175)
Foreign currency translation	81,266
Purchased options	(225,660)
Written options	190,339
NET ASSETS	$178,552,804

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Statement of Assets and Liabilities (Continued)

February 28, 2014

Class A
Net assets	$23,257,847
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	2,215,803
Net asset value, minimum offering, and redemption price per share(2)	$10.50
Maximum offering price per share (net asset value per share
divided by 0.9425)(3)	$11.14
Class C
Net assets	$1,569,267
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	150,641
Net asset value, offering, and redemption price per share(4)	$10.42
Class Y
Net assets	$153,725,690
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	14,620,971
Net asset value, offering, and redemption price per share	$10.51

(1)	Serves as collateral for securities sold short and derivative instruments including forwards, futures, swaps and options.
(2)	A contingent deferred sales charge (“CDSC”) of up to 1.00% may be charged on shares redeemed within eighteen months of purchase. The CDSC only applies to purchases of $1,000,000 or more.
(3)	Reflects a maximum sales charge of 5.75%.
(4)	A CDSC of 1.00% may be charged on shares redeemed within twelve months of purchase.

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Statement of Operations

For the Period Ended February 28, 2014(1)

INVESTMENT INCOME
Dividend income(2)	$932,874
Interest income	1,267,721
TOTAL INVESTMENT INCOME	2,200,595
EXPENSES
Management fees	2,667,960
Administration and accounting fees	304,892
Dividend expense	216,603
Interest expense	189,993
Transfer agent fees and expenses	82,318
Federal and state registration fees	71,192
Custody fees	66,212
Audit and tax fees	36,305
Chief Compliance Officer fees	25,498
Legal fees	21,006
Distribution fees	20,355
Reports to shareholders	15,906
Trustees’ fees	6,646
Other expenses	15,106
TOTAL EXPENSES	3,739,992
NET INVESTMENT LOSS	(1,539,397)
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) on:
Investments	7,351,666
Futures contracts	(2,190,109)
Swap contracts	142,372
Forward contracts	(512,107)
Securities sold short	(2,553,235)
Foreign currency transactions	26,244
Purchased options	(782,696)
Written options	309,533
1,791,668
Net change in unrealized appreciation (depreciation) on:
Investments	9,245,454
Futures contracts	(593,079)
Swap contracts	(200,728)
Forward contracts	71,757
Securities sold short	(1,072,175)
Foreign currency translations	81,266
Purchased options	(225,660)
Written options	190,339
7,497,174
NET REALIZED AND UNREALIZED GAIN ON
INVESTMENTS AND FOREIGN CURRENCY	9,288,842
NET INCREASE IN NET ASSETS FROM OPERATIONS	$7,749,445

(1)	The Fund commenced operations on March 27, 2013.
(2)	Net of $28,080 in foreign withholding taxes and issuance fees.

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Statement of Changes in Net Assets

Period Ended
February 28, 2014(1)
FROM OPERATIONS
Net investment loss	$(1,539,397)
Net realized gain (loss) on:
Investments	7,351,666
Futures contracts	(2,190,109)
Swap contracts	142,372
Forward contracts	(512,107)
Securities sold short	(2,553,235)
Foreign currency transactions	26,244
Purchased options	(782,696)
Written options	309,533
Net change in unrealized appreciation (depreciation) on:
Investments	9,245,454
Futures contracts	(593,079)
Swap contracts	(200,728)
Forward contracts	71,757
Securities sold short	(1,072,175)
Foreign currency translations	81,266
Purchased options	(225,660)
Written options	190,339
Net increase in net assets from operations	7,749,445

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold – Class A	23,769,996
Payments for shares redeemed – Class A	(1,106,769)
Proceeds from shares sold – Class C	1,549,975
Payments for shares redeemed – Class C	(15,308)
Proceeds from shares sold – Class Y	192,282,800
Payments for shares redeemed – Class Y	(45,677,335)
Net increase in net assets from capital share transactions	170,803,359

TOTAL INCREASE IN NET ASSETS	178,552,804

NET ASSETS:
Beginning of Period	—
End of Period	$178,552,804
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	$236,662

(1)	The Fund commenced operations on March 27, 2013.

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Financial Highlights – Class A

Per Share Data for a Share Outstanding Throughout the Period

Period Ended
February 28, 2014(1)
Net Asset Value, Beginning of Period	$10.00

Income (loss) from investment operations:
Net investment loss(2)	(0.13)
Net realized and unrealized gain
on investments and foreign currency	0.63
Total from investment operations	0.50

Net Asset Value, End of Period	$10.50

Total return(3)(4)	5.00%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$23,258

Ratio of expenses to average net assets(5)	3.04%
Ratio of expenses to average net assets excluding
dividend and interest expense on short positions(5)	2.73%

Ratio of net investment loss to average net assets(5)(6)	(1.38)%

Portfolio turnover rate(4)(7)	261.70%

(1)	The Fund commenced operations on March 27, 2013.
(2)	Per share net investment loss was calculated using average shares outstanding.
(3)
Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.  Based on net asset value, which does not reflect the applicable sales charges.

(4)	Not annualized.
(5)	Annualized.
(6)	The net investment loss ratio includes dividend and interest expense on short positions.
(7)	Consists of long-term investments only; excludes securities sold short and derivative instruments.

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Financial Highlights – Class C

Per Share Data for a Share Outstanding Throughout the Period

Period Ended
February 28, 2014(1)
Net Asset Value, Beginning of Period	$10.00

Income (loss) from investment operations:
Net investment loss(2)	(0.20)
Net realized and unrealized gain
on investments and foreign currency	0.62
Total from investment operations	0.42

Net Asset Value, End of Period	$10.42

Total return(3)(4)	4.20%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$1,569

Ratio of expenses to average net assets(5)	3.79%
Ratio of expenses to average net assets excluding
dividend and interest expense on short positions(5)	3.48%

Ratio of net investment loss to average net assets(5)(6)	(2.11)%

Portfolio turnover rate(4)(7)	261.70%

(1)	The Fund commenced operations on March 27, 2013.
(2)	Per share net investment loss was calculated using average shares outstanding.
(3)
Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.  Based on net asset value, which does not reflect the sales charge.

(4)	Not annualized.
(5)	Annualized.
(6)	The net investment loss ratio includes dividend and interest expense on short positions.
(7)	Consists of long-term investments only; excludes securities sold short and derivative instruments.

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Financial Highlights – Class Y

Per Share Data for a Share Outstanding Throughout the Period

Period Ended
February 28, 2014(1)
Net Asset Value, Beginning of Period	$10.00

Income (loss) from investment operations:
Net investment loss(2)	(0.11)
Net realized and unrealized gain
on investments and foreign currency	0.62
Total from investment operations	0.51

Net Asset Value, End of Period	$10.51

Total return(3)(4)	5.10%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$153,726

Ratio of expenses to average net assets(5)	2.79%
Ratio of expenses to average net assets excluding
dividend and interest expense on short positions(5)	2.48%

Ratio of net investment loss to average net assets(5)(6)	(1.14)%

Portfolio turnover rate(4)(7)	261.70%

(1)	The Fund commenced operations on March 27, 2013.
(2)	Per share net investment loss was calculated using average shares outstanding.
(3)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(4)	Not annualized.
(5)	Annualized.
(6)	The net investment loss ratio includes dividend and interest expense on short positions.
(7)	Consists of long-term investments only; excludes securities sold short and derivative instruments.

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND
Consolidated Notes to Financial Statements
February 28, 2014

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001.  The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Aurora Horizons Fund (the “Fund”) represents a distinct non-diversified series with its own investment objectives and policies within the Trust.  The investment objective of the Fund is to preserve capital while generating consistent long-term capital growth with moderate volatility and moderate directional exposure to global equity and bond markets.  The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value.  The assets of the Fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.  The Trust has designated three classes of Fund shares: Class A, Class C and Class Y.  The three classes differ principally in their respective distribution expense arrangements as well as their respective sales fee arrangements.  All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.  Class A shares are subject to an initial maximum sales charge of 5.75% imposed at the time of purchase.  The sales charge declines as the amount purchased increases in accordance with the Fund’s prospectus.  Class A shares are subject to a contingent deferred sales charge for purchases made at or above the $1,000,000 breakpoint that are redeemed within eighteen months of purchase.  Class C shares are subject to a contingent deferred sales charge (CDSC) for redemptions made within twelve months of purchase, in accordance with the Fund’s prospectus.  The contingent deferred sales charge is 1.00% of the lesser of the original purchase price or the value of shares being redeemed.  Class Y shares are no-load shares.  The Fund became effective and commenced operations on March 27, 2013.  Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Aurora Investment Management L.L.C. (the “Adviser”), the Fund’s investment adviser.

The financial statements include the accounts of Aurora Horizons Fund CFC Ltd. (the “Subsidiary”), a wholly-owned and controlled subsidiary of the Aurora Horizons Fund.  All intercompany accounts and transactions have been eliminated in consolidation.  The Aurora Horizons Fund may invest up to 25% of its total assets in its Subsidiary.  The Subsidiary acts as an investment vehicle in order to invest in commodity-linked derivative instruments consistent with the Aurora Horizon Fund’s investment objectives and policies.  As of February 28, 2014 the Subsidiary’s net assets were $15,869,342, which represented 9% of the Aurora Horizons Fund’s net assets.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the consolidated financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

AURORA HORIZONS FUND
Consolidated Notes to Financial Statements (Continued)
February 28, 2014

(a) Investment Valuation

Each security owned by the Fund that is listed on a securities exchange, including options and futures contracts, is valued at its last sale price on that exchange on the date as of which assets are valued.  Swap agreements, such as credit default swaps, total return swaps, interest rate swaps and currency swaps, are priced by an approved independent pricing service.  When the security is listed on more than one exchange, the Fund will use the price on the exchange that the Fund generally considers to be the principal exchange on which the security is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and ask prices on such day and will generally be classified as Level 2.  When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation.

Debt securities other than short-term instruments are valued at the mean between the closing bid and ask prices provided by a pricing service (“Pricing Service”).  If the closing bid and ask prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models.  The Fund’s Pricing Services use multiple valuation techniques to determine fair value.  In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which quotes from market makers are used to determine fair value.  In instances where sufficient market activity may not exist or is limited, the Pricing Services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value and these securities generally will be classified as Level 2.

Warrants are valued at the last sale price at the close of the exchange on which the security is primarily traded.  Fixed income securities including asset backed securities, corporate bonds, defaulted bonds, 144a securities, municipal bonds, US Treasury Bonds and bank loans are normally valued on the basis of quotes obtained from brokers and dealers or a Pricing Service.  Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value

AURORA HORIZONS FUND
Consolidated Notes to Financial Statements (Continued)
February 28, 2014

hierarchy.  Fixed income securities purchased on a delayed-delivery basis are typically marked to market daily until settlement at the forward settlement date.  Short-term debt securities which have a maturity of less than 60 days are valued at amortized cost.  If a short-term debt security has a maturity of greater than 60 days, it is valued at market price.  Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Exchange-traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.  Specifically, composite pricing looks at the last trades on the exchanges where the options are traded.  If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded and the option will generally be classified as Level 2.

Over-the-counter financial derivative instruments, such as foreign currency contracts, futures, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors.  These contracts are normally valued on the basis of broker-dealer quotations or a Pricing Service at the settlement price determined by the relevant exchange.  Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models.  The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates.  Forward currency contracts are presented at fair value measured by the difference between the forward exchange rates (“forward rates”) at the dates of the entry into the contracts and the forward rates at the reporting date, and such differences are included in the Statement of Assets and Liabilities.  Swap agreements are generally traded over the counter and are valued by a Pricing Service using observable inputs.  Derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.  In the event the Adviser determines that the price of a swap calculated in this manner does not represent market value, the fair value of the subject swap shall be determined in accordance with the Trust’s fair value procedures.

Redeemable securities issued by open-end, registered investment companies, including money market funds, are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  ASC 820

AURORA HORIZONS FUND
Consolidated Notes to Financial Statements (Continued)
February 28, 2014

also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of February 28, 2014:

	Level 1	Level 2	Level 3(2)	Total
Assets
Common Stocks(1)	$103,286,189	$—	$—	$103,286,189
Real Estate
Investment Trusts	617,789	—	—	617,789
Corporate Bonds(1)	—	10,611,555	—	10,611,555
Municipal Bonds(1)	—	3,107,503	—	3,107,503
Bank Loans(1)	—	8,483,530	—	8,483,530
Investment Companies	1,547,666	—	—	1,547,666
Purchased Options	2,440,548	630,246	—	3,070,794
Warrants	6,490	—	—	6,490
Short-Term Investments	46,816,998	—	—	46,816,998
Total Assets	$154,715,680	$22,832,834	$—	$177,548,514

Liabilities
Securities Sold Short
Common Stock	$11,025,051	$—	$—	$11,025,051
Exchange Traded Funds	10,515,320	—	—	10,515,320
US Government Note/Bonds	—	1,706,206	—	1,706,206
	21,540,371	1,706,206	—	23,246,577
Options Written	1,671,683	306,089	—	1,977,772
Total Liabilities	$23,212,054	$2,012,295	$—	$25,224,349

Other Financial Instruments(3)
Forwards	$—	$71,757	$—	$71,757
Futures	(593,079)	—	—	(593,079)
Swaps	—	(200,728)	—	(200,728)
Total Other Financial
Instruments	$(593,079)	$(128,971)	$—	$(722,050)

(1)	See the Consolidated Schedule of Investments for industry/geographic classifications.

AURORA HORIZONS FUND
Consolidated Notes to Financial Statements (Continued)
February 28, 2014

(2)
The Fund measures Level 3 activity as of the beginning and end of each financial reporting period.  For the period ended February 28, 2014, the Fund did not have unobservable inputs (Level 3 securities) used in determining fair value. Therefore, a reconciliation of assets and liabilities in which significant unobservable inputs (Level 3 securities) were used in determining fair value is not applicable.

(3)	Reflected at the net unrealized appreciation (depreciation) on the contracts held.

It is the Fund’s policy to record transfers between levels at the end of the reporting period. During the period ended February 28, 2014, there were no transfers between levels for the Fund.
(b) Foreign Securities and Currency Transactions

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.  The Fund does not isolate the portion of the results of operations from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Realized foreign exchange gains or losses arising from sales of portfolio securities and sales and maturities of short-term securities are reported within realized gain (loss) on investments.  Net unrealized foreign exchange gains and losses arising from changes in the values of investments in securities from fluctuations in exchange rates are reported within unrealized gain (loss) on investments.

Investments in foreign securities entail certain risks.  There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Fund’s investments in certain foreign countries.  Since foreign securities normally are denominated and traded in foreign currencies, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies.  There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States.  The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

(c) Derivative Instruments

GAAP requires enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Fund invested in derivative instruments such as purchased options, written options, forward currency contracts, swap contracts and futures contracts during the period.

AURORA HORIZONS FUND
Consolidated Notes to Financial Statements (Continued)
February 28, 2014

The fair value of derivative instruments as reported within the Consolidated Statement of Assets and Liabilities as of February 28, 2014:

	Asset Derivatives
Derivatives not accounted	Consolidated Statement of
for as hedging instruments	Assets & Liabilities Location	Value
Equity Contracts – Options	Investments, at value	$3,070,794
Equity Contracts – Futures	Net assets –
	Unrealized appreciation*	119,048
Equity Contracts – Swaps	Unrealized appreciation
	on swap contracts	141,552
Commodity Contracts – Futures	Net assets –
	Unrealized appreciation*	77,872
Interest Rate	Net assets –
Contracts – Futures	Unrealized appreciation*	77,255
Foreign Exchange Contracts –	Unrealized appreciation on
Forward Currency Contracts	forward currency contracts	378,555
Credit Contracts – Swaps	Unrealized appreciation on
	swap contracts	96,126
Total		$3,961,202

	Liability Derivatives
Derivatives not accounted	Consolidated Statement of
for as hedging instruments	Assets & Liabilities Location	Value
Equity Contracts – Options	Written options, at value	$1,977,772
Equity Contracts – Futures	Net assets –
	Unrealized depreciation*	843,728
Equity Contracts – Swaps	Unrealized depreciation
	on swap contracts	396,877
Commodity Contracts – Futures	Net assets –
	Unrealized depreciation*	19,720
Interest Rate	Net assets –
Contracts – Futures	Unrealized depreciation*	3,806
Foreign Exchange Contracts –	Unrealized depreciation on
Forward Currency Contracts	forward currency contracts	306,798
Credit Contracts – Swaps	Unrealized depreciation
	on swap contracts	41,529
Total		$3,590,230

*
Reflects cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Open Futures Contracts.  Only the current days variation margin is reported within the Consolidated Statement of Assets and Liabilities.

AURORA HORIZONS FUND
Consolidated Notes to Financial Statements (Continued)
February 28, 2014

The effect of derivative instruments on the Consolidated Statement of Operations for the period March 27, 2013 (commencement of operations) through February 28, 2014 was as follows:

	Amount of Realized Gain (Loss) on
	Derivatives Recognized in Income
Derivatives not					Forward
accounted for as	Purchased	Written	Futures	Swap	Currency
hedging instruments	Options	Options	Contracts	Contracts	Contracts	Total
Foreign Exchange	$—	$—	$—	$—	$(512,107)	$(512,107)
Contracts
Equity Contracts	(782,696)	309,533	(1,221,500)	90,498	—	(1,604,165)
Credit Contracts	—	—	—	51,874	—	51,874
Commodity
Contracts	—	—	(22,031)	—	—	(22,031)
Interest Rate
Contracts	—	—	(946,578)	—	—	(946,578)
Total	$(782,696)	$309,533	$(2,190,109)	$142,372	$(512,107)	$(3,033,007)

	Change in Unrealized Appreciation (Depreciation)
	on Derivatives Recognized in Income
Derivatives not					Forward
accounted for as	Purchased	Written	Futures	Swap	Currency
hedging instruments	Options	Options	Contracts	Contracts	Contracts	Total
Foreign Exchange
Contracts	$—	$—	$—	$—	$71,757	$71,757
Equity Contracts	(225,660)	190,339	(724,680)	(255,325)	—	(1,015,326)
Credit Contracts	—	—	—	54,597	—	54,597
Commodity
Contracts	—	—	58,152	—	—	58,152
Interest Rate
Contracts	—	—	73,449	—	—	73,449
Total	$(225,660)	$190,339	$(593,079)	$(200,728)	$71,757	$(757,371)

The Fund is subject to a netting arrangement, which governs the terms of certain transactions with select counterparties.  The netting arrangement allows the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.  The netting arrangement also specifies collateral posting arrangements at pre-arranged exposure levels. Under the netting arrangement, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant netting arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of netting arrangement.

AURORA HORIZONS FUND
Consolidated Notes to Financial Statements (Continued)
February 28, 2014

The following tables represents the offsetting assets and liabilities as of February 28, 2014:

Assets:

		Gross	Net Amounts	Gross Amounts not
		Amounts	Presented	offset in the
		Offset in the	in the	Consolidated Statement
	Gross	Consolidated	Consolidated	of Assets and Liabilities
	Amounts of	Statement	Statement		Cash &
	Recognized	of Assets	of Assets	Financial	Securities
	Assets	and Liabilities	and Liabilities	Instruments	Received	Net Amount
Description
Total Return
Swap
Contracts	$141,552	$—	$141,552	$(141,552)	$—	$—
Credit Default
Swap
Contracts	96,126	—	96,126	(41,529)	—	54,597
Forward
Contracts	378,555	—	378,555	(306,798)	—	71,757
	$616,233	$—	$616,233	$(489,879)	$—	$126,354

Liabilities:

		Gross	Net Amounts	Gross Amounts not
		Amounts	Presented	offset in the
		Offset in the	in the	Consolidated Statement
	Gross	Consolidated	Consolidated	of Assets and Liabilities
	Amounts of	Statement	Statement		Cash &
	Recognized	of Assets	of Assets	Financial	Securities
	Liabilities	and Liabilities	and Liabilities	Instruments	(Pledged)	Net Amount
Description
Written
Options	$1,977,772	$—	$1,977,772	$—	$(1,977,772)	$—
Futures
Contracts	33,489	—	33,489	—	(33,489)	—
Total Return
Swap
Contracts	396,877	—	396,877	(141,552)	(255,325)	—
Credit Default
Swap
Contracts	41,529	—	41,529	(41,529)	—	—
Forward
Contracts	306,798	—	306,798	(306,798)	—	—
	$2,756,465	$—	$2,756,465	$(489,879)	$(2,266,586)	$—

AURORA HORIZONS FUND
Consolidated Notes to Financial Statements (Continued)
February 28, 2014

Options

The Fund is subject to equity price risk and foreign currency fluctuations in the normal course of pursuing its investment objectives.  The Fund enters into written call options for speculative purposes and to hedge against changes in the value of equities.  The writing of call options is intended to reduce the volatility of the portfolio and to earn premium income.  Written call options expose the Fund to minimal counterparty credit risk since they are exchange traded and the exchange’s clearing house guarantees the options against default.  The Fund may also purchase put options to provide protection against adverse price effects from anticipated changes in prices of securities.  In addition, the Fund enters into purchased put options to hedge against changes in the value of written put options.

The Fund may purchase and write call and put options on securities and indices and enter into related closing transactions.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from options written.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss.  If a put option is exercised, the premium is deducted from the cost basis of the security purchased.  The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.  When purchasing options, the Fund will recognize a realized loss equal to the premium paid to purchase the option, if the option expires unexercised.  The difference between the proceeds received on effecting a closing sale transaction and the premium paid will be recognized as a realized gain or loss.  If a put option is exercised, the premium paid is deducted from the proceeds on the sale of the underlying security in determining whether the Fund has a realized gain or loss.

Transactions in options written during the period ended February 28, 2014 were as follows:

	Contracts	Premiums
Call Options
Outstanding, Beginning of period	—	$—
Options written	8,419	2,538,481
Options terminated in closing transactions	(1,600)	(381,111)
Options exercised	(2,631)	(1,072,412)
Options expired	(670)	(88,189)
Outstanding, End of period	3,518	$996,769

AURORA HORIZONS FUND
Consolidated Notes to Financial Statements (Continued)
February 28, 2014

	Contracts	Premiums
Put Options
Outstanding, Beginning of period	—	$—
Options written	9,295	1,826,152
Options terminated in closing transactions	(2,391)	(467,053)
Options exercised	(30)	(1,567)
Options expired	(1,174)	(186,190)
Outstanding, End of period	5,700	$1,171,342

As of February 28, 2014, the fair value of long positions which served as collateral for options written, as well as other derivatives instruments including swaps, forwards and futures, and securities sold short was $22,874,582.

Transactions in purchased options during the period ended February 28, 2014 were as follows:

Contracts
Outstanding, Beginning of period	—
Options purchased	15,939
Options terminated in closing transactions	(4,300)
Options exercised	(742)
Options expired	(4,550)
Outstanding, End of period	6,347

Futures and Forward Currency Contracts

The Fund may enter into foreign currency forward exchange contracts.  When entering into a forward currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price at a future date.  The market value of the contract fluctuates with changes in currency exchange rates.  The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss.  The Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The Fund may enter into futures contracts traded on domestic and international exchanges, including stock index futures contracts.  Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected.  Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract.  Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains and losses.  When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities.  This collateral is required to be adjusted daily to reflect the market value of the obligations

AURORA HORIZONS FUND
Consolidated Notes to Financial Statements (Continued)
February 28, 2014

for futures contracts or the market value of the instrument underlying the contract.  The risks inherent in the use of futures contracts include 1) adverse changes in the value of such instruments and 2) the possible absence of a liquid secondary market for any particular instrument at any time.  Futures contracts also expose the Fund to counterparty credit risk.  The Fund will not enter into these contracts unless it owns either 1) an offsetting position in the securities or 2) cash and liquid assets with a value marked-to-market daily, sufficient to cover their potential obligations.

The average monthly notional amounts during the period were as follows:

	Futures Contracts	Forward Currency Contracts
Long	$154,710,330	$211,535,638
Short	$23,168,280	$306,266,182

Swap Agreements

The Fund is subject to equity price, foreign exchange rate, credit, and commodity risk in the normal course of pursuing its investment objective.  The Fund may enter into various swap transactions for investment purposes to manage these risks, including total return swaps.

Total Return Swaps – A total return swap agreement (TRS) is a financial contract between two parties, where one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains. In total return swaps, the underlying asset, referred to as the reference asset, is usually an equity index, loan, or bond.  This is owned by the party receiving the set rate payment.

Credit Default Swaps – Credit default swaps have two primary risks: counterparty risk and liquidity risk.

Counterparty risk is the risk that the other party to the transaction will not honor its contractual obligation. Liquidity risk is the risk that buyers and sellers may become scarcer in periods of market volatility, making it difficult to close the position.

The Fund segregates liquid securities having a value at least equal to the amount of its current obligation under any swap transaction.  At February 28, 2014, the Fund did not have any deposits with brokers to serve as collateral for swap contracts.  Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk.  The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that amount is positive.

For the period ended February 28, 2014, the Fund recorded net realized gains of $142,372 resulting from swap activity. The average monthly notional amount of swaps during the period was $2,796,044 for long positions and $45,584 for short positions.

AURORA HORIZONS FUND
Consolidated Notes to Financial Statements (Continued)
February 28, 2014

(d)Short Positions

The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security.  When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale.  A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.  For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current value of the short positions.  Subsequent fluctuations in the market prices of the securities sold, but not yet purchased, may require purchasing the securities at prices which could differ from the amount reflected in the Statement of Assets and Liabilities.  The Fund is liable for any dividends or interest payable on securities while those securities are in a short position.  Such amounts are recorded on the ex-dividend date as dividend or interest expense.  As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities.  The segregated assets are valued consistent with Note 2a above.  The amount of segregated assets is required to be adjusted daily to reflect changes in the fair value of the securities sold short.  At February 28, 2014, the Fund had deposits with brokers which served as collateral for derivative instruments and securities sold short and unencumbered cash.  The Fund’s deposit with broker for securities sold short is with Morgan Stanley.

(e)Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes.  Therefore, no federal income tax provision has been provided.

For tax purposes, the Subsidiary is an exempted Cayman investment company.  The Subsidiary has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits, and capital gains taxes.  No such taxes are levied in the Cayman Islands at the present time.  For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation (“CFC”) not subject to U.S. income taxes.  As a wholly-owned CFC, however, the Subsidiary’s net income and capital gains will be included each year in the Fund’s investment company taxable income.

As of and during the period ended February 28, 2014, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the period ended February 28, 2014, the Fund did not incur any interest or penalties.  The Fund is subject to examination by taxing authorities for the tax periods since the commencement of operations.

(f)Distributions to Shareholders

In general, the Fund will distribute any net investment income and any net realized long- or short-term capital gains at least annually.  Distributions from net realized

AURORA HORIZONS FUND
Consolidated Notes to Financial Statements (Continued)
February 28, 2014

gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.  Distributions to shareholders are recorded on the ex-dividend date.  The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

Income and capital gain distributions may differ from GAAP, primarily due to timing differences in the recognition of income and gains and losses by the Fund.  To the extent that these differences are attributable to permanent book and tax accounting differences, they are reclassified in the components of net assets.

(g)Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

(h)Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.

(i)Allocation of Income, Expenses and Gains/Losses

Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund.  Expenses deemed directly attributable to a class of shares are recorded by the specific class.  Most Fund expenses are allocated by class based on relative net assets.  Rule 12b-1 distribution and service fees are expensed at 0.25% and 1.00% of average daily net assets of the Class A and Class C shares, respectively.  Expenses associated with a specific fund in the Trust are charged to that fund.  Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

(j)Other

Investment transactions are recorded on the trade date.  The Fund determines the gain or loss from investment transactions using the specific identification method for best tax relief order.  Dividend income and expense, less net foreign withholding tax, are recognized on the ex-dividend date and interest income and expense are recognized on an accrual basis.  Withholding taxes on foreign dividends and interest, net of any reclaims, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.  Any discount or premium on securities purchased are accreted or amortized over the expected life of the respective securities using the interest method.  Payments received on securities in default are recorded as return of capital.

AURORA HORIZONS FUND
Consolidated Notes to Financial Statements (Continued)
February 28, 2014

(3)   Federal Tax Matters

The tax character of distributions paid during the period ended February 28, 2014 was as follows:

February 28, 2014
Ordinary Income	$ —
Long-Term Capital Gain	$ —

As of February 28, 2014, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$169,155,271
Gross tax unrealized appreciation	11,173,988
Gross tax unrealized depreciation	(2,780,745)
Net total unrealized appreciation	$8,393,243
Undistributed ordinary income	1,883,678
Undistributed long-term capital gain	—
Total distributable earnings	$1,883,678
Other accumulated losses	(1,304,193)
Total accumulated gains	$8,972,728

The basis of investments and distributable earnings for tax and financial reporting purposes differ principally due to the deferral of losses on wash sales, straddle adjustments, market-to-market on 1,256 contracts and constructive sale adjustments.

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the period ended February 28, 2014, the following reclassifications were made for permanent tax differences on the Consolidated Statement of Assets and Liabilities.

Accumulated Undistributed Net Investment Income	$1,776,059
Accumulated Net Realized Loss	$(552,776)
Paid-In Capital	$(1,223,283)

(4)   Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund.  Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Adviser for its management services at the annual rate of 2.00% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses at least through March 27, 2016, at the discretion of the Adviser and the Board of Trustees, to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions,

AURORA HORIZONS FUND
Consolidated Notes to Financial Statements (Continued)
February 28, 2014

acquired fund fees and expenses and extraordinary items) do not exceed the Expense Limitation Cap as follows:

	Class A	Class C	Class Y
Aurora Horizons Fund	2.85%	3.60%	2.60%

Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three fiscal years.  There were no waivers for the period ended February 28, 2014 which are subject to recoupment.

Sub-advisory services are provided to the Fund, pursuant to agreements between the Adviser and the below listed sub-advisers.  Under the terms of these sub-advisory agreements, the Adviser compensates the sub-advisers based on the portion of the Fund’s average daily net assets which they have been allocated to manage.

Atlantic Investment Management, Inc.
Chicago Fundamental Investment Partners, LLC
First Oak Capital Management LLC(1)
Graham Capital Management, L.P.
Ionic Capital Management LLC
Kabouter Management, LLC
Kingsford Capital Management, LLC
Kovitz Investment Group, LLC
Lansdowne Partners Limited Partnership
MPAM Credit Trading Partners L.P.
PEAK6 Advisors LLC
York Registered Holdings, L.P.

(1)Effective February 7, 2014, First Oak Capital Management LLC no longer served as a sub-adviser to the Fund.

(5)   Distribution Plan

The Trust has adopted a plan pursuant to Rule 12b-1 (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay NGAM Distribution, LLC (the “Distributor”) a distribution fee of 0.25% and 1.00% of the Fund’s average daily net assets of Class A and C shares, respectively, for services to prospective Fund shareholders and distribution of Fund shares.  The Distributor and the Adviser are affiliated companies.  As of and during the period ended February 28, 2014, the Fund accrued and owed expenses related to the 12b-1 Plan as presented in the Consolidated Statement of Operations and Statement of Assets and Liabilities, respectively, as follows:

	Fees Accrued	Fees Owed
Class A	$15,354	$316
Class C	$5,001	$86

AURORA HORIZONS FUND
Consolidated Notes to Financial Statements (Continued)
February 28, 2014

(6)   Offering Price Per Share and CDSC

The public offering price for Class A shares is the net asset value plus a sales charge, which varies in accordance with the amount of the purchase up to a maximum of 5.75%.  The public offering price for Class C and Y shares is the net asset value.

The Distributor retains the entire sales charge when it makes sales directly to the public.  Otherwise, when sales are made through dealers, the Distributor receives a portion of the related sales charge.  For the period ended February 28, 2014, the Distributor received $2,917 for sales charges on Class A shares.  Sales charges are not an expense of the Fund and are not reflected in the financial statements.

During the period ended February 28, 2014, the following CDSC were collected:

Class A	Class C
$—	$150

(7)   Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator and Fund Accountant under an Administration Agreement.  The Administrator performs various administrative and accounting services including preparing various federal and state regulatory filings, reports and returns for the Fund; preparing reports and materials to be supplied to the Trustees; monitoring the activities of the Fund’s custodian, transfer agent and accountants; coordinating the preparation and payment of the Fund’s expenses; and reviewing the Fund’s expense accruals.  For the period ended February 28, 2014, the Fund incurred $304,892 in administration and accounting fees.  At February 28, 2014, the Administrator was owed fees of $89,011.

USBFS also serves as the transfer agent to the Fund.  U.S. Bank, N.A. (“U.S. Bank”), an affiliate of USBFS, serves as the Fund’s custodian.  For the period ended February 28, 2014, the Fund incurred $76,292(1), and $66,212 in transfer agency and custody fees, respectively.  At February 28, 2014, the Fund owed fees of $19,183, and $15,545 for transfer agency and custody fees, respectively.

(1)	This amount does not include sub transfer agency fees, therefore it does not agree to the amount on the Statement of Operations.

The Fund also has a line of credit with U.S. Bank (see Note 11).

The Distributor is affiliated with the Adviser.

Certain officers of the Fund are also employees of USBFS.  A Trustee of the Trust is affiliated with USBFS and U.S. Bank.

The Trust’s Chief Compliance Officer is also an employee of USBFS.  For the period ended February 28, 2014, the Fund was allocated $25,498 of the Trust’s Chief Compliance Officer fee.  At February 28, 2014, the Fund owed fees of $7,498 to USBFS for Chief Compliance Officer’s services.

AURORA HORIZONS FUND
Consolidated Notes to Financial Statements (Continued)
February 28, 2014

(8)   Capital Share Transactions

Transactions in shares of the Fund were as follows for the period March 27, 2013 (commencement of operations) through February 28, 2014:

Period Ended
Class A	February 28, 2014(1)
Shares sold	2,322,866
Shares redeemed	(107,063)
Net increase	2,215,803

Period Ended
Class C	February 28, 2014(1)
Shares sold	152,119
Shares redeemed	(1,478)
Net increase	150,641

Period Ended
Class Y	February 28, 2014(1)
Shares sold	19,047,292
Shares redeemed	(4,426,321)
Net increase	14,620,971

          (1)  The Fund commenced operations on March 27, 2013.

(9)   Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, securities sold short and derivative instruments for the Fund for the period ended February 28, 2014 are detailed below.

Purchases
U.S. Government	$7,318,452
Other	340,917,273
$348,235,725
Sales
U.S. Government	$7,214,076
Other	228,541,399
$235,755,475

(10) Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act.  At February 28, 2014, UBS, for the benefit of its customers held 71% of the outstanding shares for Class A.  UBS and Merrill Lynch, for the benefit of its customers, held 32% and 26% of the outstanding shares for Class C, respectively. Natixis Global Asset Management L.P., of which the Adviser is a wholly owned

AURORA HORIZONS FUND
Consolidated Notes to Financial Statements (Continued)
February 28, 2014

subsidiary, and Charles Schwab, for the benefit of its customers owned 40% and 39% of the outstanding shares for Class Y, respectively.

(11) Line of Credit

The Fund has a line of credit with maximum borrowing for the lesser of 33.33% of the fair value of unencumbered net assets of the Fund or $40,000,000, which expires on August 14, 2014.  This line of credit is intended to provide short-term financing, if necessary, in connection with shareholder redemptions, and subject to certain restrictions and is secured by the Fund’s investments.  Interest will be accrued at the prime rate of 3.25% as of February 28, 2014.  The credit facility is with the Fund’s custodian, U.S. Bank.  During the period ended February 28, 2014, the Fund did not utilize the line of credit.

AURORA HORIZONS FUND
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Aurora Horizons Fund
(Trust for Professional Managers)

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedules of investments, securities sold short, options written, open futures contracts, open forward currency contracts, total return swaps, and credit default swaps, of Aurora Horizons Fund (the “Fund”), a series of Trust for Professional Managers, as of February 28, 2014, and the related consolidated statements of operations and changes in net assets, and the consolidated financial highlights for the period March 27, 2013 (commencement of operations) through February 28, 2014.  These consolidated financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements.  Our procedures included confirmation of securities owned as of February 28, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aurora Horizons Fund as of February 28, 2014, the results of its operations, changes in its net assets, and its financial highlights for the period March 27, 2013 (commencement of operations) through February 28, 2014, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio
April 29, 2014

AURORA HORIZONS FUND
Basis for Trustees’ Approval of Sub-Advisory Agreements (Unaudited)

The Board of Trustees (the “Board” or “Trustees”) of Trust for Professional Managers (the “Trust”) met in person at a meeting held on October 24, 2013 to consider the approval of the sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively, the “Sub-Advisory Agreements”) for the Aurora Horizons Fund (the “Fund”), a series of the Trust, entered into between the Fund’s investment adviser, Aurora Investment Management L.L.C. (the “Adviser”) and each of the following sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”): Atlantic Investment Management, Inc. (“Atlantic”) and Ionic Capital Management, LLC (“Ionic”).

In advance of the meeting, the Trustees requested and received materials to assist them in considering the approval of the Sub-Advisory Agreements.  The materials provided contained information with respect to the factors enumerated below, including copies of the Sub-Advisory Agreements, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the approval of the Sub-Advisory Agreements, due diligence materials prepared by each Sub-Adviser (including a due diligence questionnaire, Form ADV, bibliographic information of key management and compliance personnel, a compliance program summary and certain specific compliance policies and procedures, including the Sub-Adviser’s code of ethics) and other pertinent information.  Based on their evaluation of the information provided by the Adviser and the Sub-Advisers, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Independent Trustees), approved the Sub-Advisory Agreements for an initial term ending two years following the hiring of each Sub-Adviser.

DISCUSSION OF FACTORS CONSIDERED

In considering the Sub-Advisory Agreement between the Adviser and Atlantic and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.     NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE SUB-ADVISER TO THE FUND

The Trustees considered the nature, extent and quality of services to be provided by Atlantic to the Fund.  The Trustees considered Atlantic’s specific responsibilities in all aspects of day-to-day management of a portion of the Fund’s assets, as well as the qualifications, experience and responsibilities of Alexander Roepers, who would serve as the portfolio manager for the segment of the Fund’s assets managed by Atlantic, and other key personnel at Atlantic.  The Trustees concluded that Atlantic had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Atlantic Sub-Advisory Agreement and that the nature, overall quality and extent of the management services to be provided to the Fund were satisfactory and reliable.

2.     INVESTMENT PERFORMANCE OF THE FUND AND THE SUB-ADVISER

In assessing the portfolio management services to be provided by Atlantic, the Board considered the qualifications, background and experience of the portfolio manager and the performance of private funds managed by Atlantic using separate strategies,

AURORA HORIZONS FUND
Basis for Trustees’ Approval of Sub-Advisory Agreements (Unaudited) (Continued)

the combination of which would be applied by Atlantic in a single strategy and incorporated in Atlantic’s segment of the Fund.  The Trustees concluded that the Fund and its shareholders were likely to benefit from Atlantic’s management.

3.COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE SUB-ADVISER

The Trustees reviewed and considered the sub-advisory fees payable by the Adviser to Atlantic under the Atlantic Sub-Advisory Agreement.  Since Atlantic’s sub-advisory fees would be paid by the Adviser, the overall advisory fee paid by the Fund would not be directly affected by Atlantic’s sub-advisory fee.  Consequently, the Trustees did not consider the costs of services to be provided by Atlantic or its profitability from its relationship with the Fund because the Trustees did not consider these factors as relevant.  Based on all these factors, the Trustees concluded that the sub-advisory fees to be paid to Atlantic by the Adviser were reasonable in light of the services to be provided under the Atlantic Sub-Advisory Agreement.

4.EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

Since the sub-advisory fees payable to Atlantic would not be paid by the Fund, the Trustees did not consider whether the sub-advisory fees should reflect any potential economies of scale that might be realized as the Fund’s assets increase.

5.BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be received by Atlantic from its association with the Fund.  The Trustees concluded that the benefits that Atlantic may receive appear to be reasonable, and in many cases benefit the Fund.

In considering the Sub-Advisory Agreement between the Adviser and Ionic and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE SUB-ADVISER TO THE FUND

The Trustees considered the nature, extent and quality of services to be provided by Ionic to the Fund.  The Trustees considered Ionic’s specific responsibilities in all aspects of day-to-day management of a portion of the Fund’s assets, as well as the qualifications, experience and responsibilities of Bart Baum, Adam Radosti and Daniel Stone, each of whom would serve as a portfolio manager for the segment of the Fund’s assets managed by Ionic, and other key personnel at Ionic.  The Trustees concluded that Ionic had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Ionic Sub-Advisory Agreement and that the nature, overall quality and extent of the management services to be provided to the Fund were satisfactory and reliable.

2.INVESTMENT PERFORMANCE OF THE FUND AND THE SUB-ADVISER

In assessing the portfolio management services to be provided by Ionic, the Board considered the qualifications, background and experience of the portfolio managers

AURORA HORIZONS FUND
Basis for Trustees’ Approval of Sub-Advisory Agreements (Unaudited) (Continued)

and the performance of a private fund managed by Ionic using a similar strategy to that which would be applied to Ionic’s segment of the Fund, with the exception that the private fund invests in a significant number of over-the-counter derivatives that Ionic does not anticipate investing in for the segment of the Fund it will manage.  The Trustees concluded that the Fund and its shareholders were likely to benefit from Ionic’s management.

3.COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE SUB-ADVISER

The Trustees reviewed and considered the sub-advisory fees payable by the Adviser to Ionic under the Ionic Sub-Advisory Agreement.  Since Ionic’s sub-advisory fees would be paid by the Adviser, the overall advisory fee paid by the Fund would not be directly affected by Ionic’s sub-advisory fee.  Consequently, the Trustees did not consider the costs of services to be provided by Ionic or its profitability from its relationship with the Fund because the Trustees did not consider these factors as relevant.  Based on all these factors, the Trustees concluded that the sub-advisory fees to be paid to Ionic by the Adviser were reasonable in light of the services to be provided under the Ionic Sub-Advisory Agreement.

4.EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

Since the sub-advisory fees payable to Ionic would not be paid by the Fund, the Trustees did not consider whether the sub-advisory fees should reflect any potential economies of scale that might be realized as the Fund’s assets increase.

5.BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be received by Ionic from its association with the Fund.  The Trustees concluded that the benefits that Ionic may receive appear to be reasonable, and in many cases benefit the Fund.

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the approval of the Sub-Advisory Agreements, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances, including the recommendation of the Adviser with respect to each Sub-Adviser.  Based on this review and recommendation, the Trustees, including a majority of the Independent Trustees, approved the Sub-Advisory Agreements as being in the best interests of the Fund and its shareholders.

AURORA HORIZONS FUND
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•information we receive about you on applications or other forms;

•information you give us orally; and

•information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

AURORA HORIZONS FUND
Additional Information
(Unaudited)

Tax Information

The Fund designated 0.00% of its ordinary income distribution for the period ended February 28, 2014, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the period ended February 28, 2014, 0.00% of dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

For the period ended February 28, 2014, 0.00% of taxable ordinary income distributions were designated as short-term capital gain distributions under Internal Revenue Section 871(k).

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-800-443-2862.

Independent Trustees
Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Michael D. Akers, Ph.D.	Trustee	Indefinite	Professor and	35	Independent
615 E. Michigan St.		Term; Since	Chair, Department		Trustee, USA
Milwaukee, WI 53202		August 22,	of Accounting,		MUTUALS
Age: 58		2001	Marquette University		(an open-end
			(2004–present).		investment
company with
two portfolios).

Gary A. Drska	Trustee	Indefinite	Pilot, Frontier/	35	Independent
615 E. Michigan St.		Term; Since	Midwest Airlines, Inc.		Trustee, USA
Milwaukee, WI 53202		August 22,	(airline company)		MUTUALS
Age: 57		2001	(1986–present).		(an open-end
investment
company with
two portfolios).

AURORA HORIZONS FUND
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Jonas B. Siegel	Trustee	Indefinite	Managing Director,	35	Independent
615 E. Michigan St.		Term; Since	Chief Administrative		Trustee, Gottex
Milwaukee, WI 53202		October 23,	Officer (“CAO”) and		Multi-Asset
Age: 70		2009	Chief Compliance		Endowment
			Officer (“CCO”),		fund complex
			Granite Capital		(three closed-
			International Group,		end investment
			L.P. (an investment		companies);
			management firm)		Independent
			(1994–2011); Vice		Trustee, Gottex
			President, Secretary,		Multi-
			Treasurer and CCO,		Alternatives
			Granum Series		fund complex
			Trust (an open-end		(three closed-
			investment company)		end investment
			(1997–2007);		companies);
			President, CAO		Independent
			and CCO, Granum		Manager,
			Securities, LLC		Ramius IDF
			(a broker-dealer)		fund complex
			(1997–2007).		(two closed-
end investment
companies).
Interested Trustee and Officers

Joseph C. Neuberger(1)	Chairperson	Indefinite	Executive Vice	35	Trustee, Buffalo
615 E. Michigan St.	and	Term; Since	President, U.S.		Funds (an open-
Milwaukee, WI 53202	Trustee	August 22,	Bancorp Fund		end investment
Age: 51		2001	Services, LLC		company with
			(1994–present).		ten portfolios);
Trustee, USA
MUTUALS (an
open-end
investment
company with
two portfolios).

John Buckel	President	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	and	Term; Since	Administrator,
Milwaukee, WI 53202	Principal	January 24,	U.S. Bancorp Fund
Age: 56	Executive	2013	Services, LLC
	Officer		(2004–present).

AURORA HORIZONS FUND
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Jennifer A. Lima	Vice	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	President,	Term; Since	Administrator;
Milwaukee, WI 53202	Treasurer	January 24,	U.S. Bancorp Fund
Age: 40	and	2013	Services, LLC
	Principal		(2002–present).
Financial
and
Accounting
Officer

Rachel A. Spearo	Secretary	Indefinite	Vice President
615 E. Michigan St.		Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202		November 15,	Services, LLC	N/A	N/A
Age: 34		2005	(2004–present).

Robert M. Slotky	Vice	Indefinite	Senior Vice	N/A	N/A
615 E. Michigan St.	President,	Term; Since	President,
Milwaukee, WI 53202	Chief	January 26,	U.S. Bancorp Fund
Age: 66	Compliance	2011	Services, LLC
	Officer and		(2001–present).
Anti-Money
Laundering
Officer

Jesse J. Schmitting	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator;
Milwaukee, WI 53202		July 21,	U.S. Bancorp Fund
Age: 32		2011	Services, LLC
(2008–present).

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, who acts as principal underwriter for several series of the Trust, but not the Fund.

(This Page Intentionally Left Blank.)

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-800-443-2862. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12 month period ended June 30 is available without charge, upon request, by calling, toll free, 1-800-443-2862, or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-443-2862 to request individual copies of these documents. Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

AURORA HORIZONS FUND

Investment Adviser	Aurora Investment Management L.L.C.
300 North LaSalle Street, 52nd Floor
Chicago, Illinois 60654

Independent Registered Public	Cohen Fund Audit Services, Ltd.
Accounting Firm	1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor	NGAM Distribution, L.P.
399 Boylston Street
Boston, Massachusetts 02116

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 2/28/2014 (1)	FYE 2/29/2013
Audit Fees	$28,000	N/A
Audit-Related Fees	0	N/A
Tax Fees	$5,500	N/A
All Other Fees	0	N/A

(1) The Fund commenced operations March 27, 2014.

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 2/28/2014	FYE 2/29/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 2/28/2014	FYE 2/29/2013
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)*                    /s/ John Buckel
John Buckel, President

Date     April 30, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                     /s/ John Buckel
 John Buckel, President

Date      April 30, 2014

By (Signature and Title)*                     /s/ Jennifer Lima
 Jennifer Lima, Treasurer

Date      April 30, 2014

* Print the name and title of each signing officer under his or her signature.